SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                          Scudder High Income Trust
                    Scudder Intermediate Government Trust
                      Scudder Multi-Market Income Trust
                        Scudder Strategic Income Trust
                        Scudder Municipal Income Trust
                    Scudder Strategic Municipal Income Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

        ------------------------------------------------------------------------

                                                               February 21, 2002

                           SCUDDER HIGH INCOME TRUST
                     SCUDDER INTERMEDIATE GOVERNMENT TRUST
                       SCUDDER MULTI-MARKET INCOME TRUST
                         SCUDDER MUNICIPAL INCOME TRUST
                         SCUDDER STRATEGIC INCOME TRUST
                    SCUDDER STRATEGIC MUNICIPAL INCOME TRUST

                                 IMPORTANT NEWS
                         FOR SCUDDER FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q. WHAT IS HAPPENING?

A. On December 3, 2001, Zurich Financial Services ("Zurich Financial"), the majority owner of Zurich Scudder Investments, Inc., your Fund's investment manager ("Scudder"), entered into a Transaction Agreement with Deutsche Bank AG ("Deutsche Bank"). Under the Transaction Agreement, Deutsche Bank will acquire 100% of Scudder, not including certain U.K. operations which will be retained by the Zurich Financial entities. Following this transaction (the "Transaction"), Scudder will become part of Deutsche Asset Management and will change its name. Your Fund will continue to be branded and marketed as a "Scudder" fund.

   AS A RESULT OF THE SALE OF SCUDDER TO DEUTSCHE BANK, YOUR FUND'S INVESTMENT MANAGEMENT AGREEMENT WITH SCUDDER WILL TERMINATE. IN ORDER FOR SCUDDER TO CONTINUE TO SERVE AS INVESTMENT MANAGER OF YOUR FUND, THE FUND'S SHAREHOLDERS MUST APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT. The enclosed Proxy Statement gives you additional information on Deutsche Bank and the proposed new investment management agreement as well as certain other matters. You are being asked to vote on the new investment management agreement for your Fund, the election of Trustees that act on behalf of your Fund, the ratification of the selection of Ernst & Young LLP as your Fund's independent auditors, as well as, if you are a shareholder of Scudder Multi-Market Income Trust or Scudder Strategic Income Trust, a new sub-advisory agreement. THE BOARD MEMBERS OF YOUR FUND, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH SCUDDER OR DEUTSCHE BANK, UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT FOR YOUR FUND, THE ELECTION OF THE TRUSTEES AND EACH OTHER PROPOSAL APPLICABLE TO YOUR FUND.

Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW
   INVESTMENT MANAGEMENT AGREEMENT?

A. The Investment Company Act of 1940, which regulates mutual funds in the United States such as your Fund, requires a shareholder vote to approve a new investment management agreement whenever there is a "change in control" of a fund's investment manager. The proposed sale of Scudder to Deutsche Bank will result in such a change of control and therefore requires shareholder approval of a new investment management agreement with your Fund in order for Scudder to continue serving as your Fund's investment manager.

Q. WHAT WILL HAPPEN IF SHAREHOLDERS DO NOT APPROVE
   THE NEW INVESTMENT MANAGEMENT AGREEMENT?

A. If shareholders do not approve the new investment management agreement and the Transaction with Deutsche Bank is completed, the current investment management agreement will terminate and your Fund's Board will take such action as it deems to be in the best interests of your Fund, including entering into an interim investment management agreement with Scudder. This is discussed in more detail in the enclosed Proxy Statement under "Additional Information."

Q. HOW WILL THE TRANSACTION WITH DEUTSCHE BANK
   AFFECT ME AS A FUND SHAREHOLDER?

A. Your investment in your Fund will not change as a result of the Transaction. You will still own the same shares in the same Fund, and the value of your investment will not change as a result of the Transaction with Deutsche Bank. Your Fund's investment management agreement will still be with Scudder, except that Scudder will be combined with and integrated into Deutsche Bank's investment management organization and, as described more fully in the enclosed Proxy Statement, many of the personnel and resources of Deutsche Asset Management will be involved in managing your Fund.

   The terms of the new investment management agreement are substantially identical to the terms of the current investment management agreement, except that Scudder would be authorized, subject to further Board approval, to appoint certain affiliates as sub-advisers. Scudder will retain full responsibility for the actions of any such sub-advisers.
(continued on inside back cover)

                                                               February 21, 2002

Dear Shareholder:

The Zurich Financial Services ("Zurich Financial") entities that currently own a majority of Zurich Scudder Investments, Inc. ("Scudder") have entered into a Transaction Agreement with Deutsche Bank AG ("Deutsche Bank"). Under the Transaction Agreement, Deutsche Bank will acquire 100% of Scudder, not including certain Scudder U.K. operations, which will be retained by the Zurich Financial entities (the "Transaction"). Following the Transaction, Scudder will become part of Deutsche Asset Management, the marketing name in the United States for the asset management activities of Deutsche Bank and certain of its subsidiaries, and will change its name. Because of the Transaction, it is necessary for the shareholders of each of the funds for which Scudder acts as investment manager, including your Fund, to approve a new investment management agreement in order for Scudder to continue serving as investment manager.

The following important facts about the Transaction are outlined below:

- The Transaction will have no effect on the number of shares you own or the value of those shares.

- The investment management fee rate applicable to your Fund under the new investment management agreement is the same as that currently in effect.

- Your Fund's investment management agreement will still be with Scudder, and, except as noted below, the terms of the new investment management agreement will be substantially identical to the terms of the current investment management agreement. Scudder will be combined with and integrated into Deutsche Bank's investment management organization, and many of the personnel and resources of Deutsche Asset Management will be involved in managing your Fund. Under the new investment management agreement, Scudder would be authorized, subject to further Board approval, to appoint certain affiliates as sub-advisers. Scudder will retain full responsibility for the actions of any such sub-advisers.

- The members of your Fund's Board, including those who are not affiliated with Scudder or Deutsche Bank, have carefully reviewed the proposed Transaction and unanimously recommend you vote in favor of the new investment management agreement.

You are also being asked to approve certain other matters that have been set forth in the Notice of Joint Annual Meeting of Shareholders.

PLEASE TAKE THE TIME TO READ THE ENCLOSED MATERIALS.

The question and answer section that begins on the front cover of the Proxy Statement discusses the proposals that require shareholder approval. The Proxy Statement itself provides greater detail about the proposals, why they are being made and how they apply to your Fund. THE BOARD RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND VOTE IN FAVOR OF EACH PROPOSAL.

To vote, simply fill out the enclosed proxy card(s)--be sure to sign and date it--and return it to us in the enclosed postage-paid envelope. If you prefer, you can save time by voting through the Internet or by telephone as described on the enclosed proxy card(s). Because all of the funds for which Scudder acts as investment manager are holding shareholder meetings regarding these and other issues, you may receive more than one proxy card. If so, please vote each one.

Your vote is very important to us. If we do not hear from you by March 13, 2002, our proxy solicitor may contact you. Thank you for your response and for your continued investment with Scudder.

Respectfully,

-s- Mark S. Casady
Mark S. Casady
President

                           SCUDDER HIGH INCOME TRUST
                     SCUDDER INTERMEDIATE GOVERNMENT TRUST
                       SCUDDER MULTI-MARKET INCOME TRUST
                         SCUDDER MUNICIPAL INCOME TRUST
                         SCUDDER STRATEGIC INCOME TRUST
                    SCUDDER STRATEGIC MUNICIPAL INCOME TRUST

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

Please take notice that a joint annual meeting ("Meeting") of the shareholders of Scudder High Income Trust ("KHI"), Scudder Intermediate Government Trust ("KGT"), Scudder Multi-Market Income Trust ("KMM"), Scudder Municipal Income Trust ("KTF"), Scudder Strategic Income Trust ("KST"), and Scudder Strategic Municipal Income Trust ("KSM") (each, a "Fund" and collectively, the "Funds") will be held at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on March 28, 2002, at 4:00 p.m., Eastern time, for the following purposes and to transact such other business, if any, as may properly come before the Meetings:

PROPOSAL 1: To elect Trustees to the Board of each Fund as outlined below:

             a. For KHI, KGT, KMM and KST only, to elect twelve Trustees to the
                Board of each Fund, and

             b. For KTF and KSM only, to elect twelve Trustees to the Board of each Fund with ten Trustees to be elected by the holders of Preferred and Common Shares voting together and two Trustees to be elected by holders of the Preferred Shares only;

PROPOSAL 2: For each Fund, to approve a new investment management agreement for the Fund with Zurich Scudder Investments, Inc.;

PROPOSAL 3: For shareholders of KMM and KST only, to approve a new sub-advisory agreement for each Fund between Zurich Scudder Investments, Inc. and Deutsche Asset Management Investment Services Limited; and

PROPOSAL 4: To ratify or reject the selection of Ernst & Young LLP as the independent auditors for each Fund for the Fund's current fiscal year.

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR ALL APPLICABLE PROPOSALS.

The persons named as proxies will vote in their discretion on any other business that may properly come before a Meeting or any adjournments or postponements thereof.

Holders of record of shares of each Fund at the close of business on February 8, 2002 are entitled to vote at a Meeting and at any adjournments or postponements thereof. Shareholders are entitled to one vote for each share held.

In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at a Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the concerned Fund present in person or by proxy at a Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                                         By Order of the Boards,

                                                             /s/ John Millette
                                                                 John Millette
                                                                 Secretary

February 21, 2002

IMPORTANT--WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE (OR TAKE ADVANTAGE OF THE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE PROXY CARD(S)). YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) (OR YOUR VOTING BY OTHER AVAILABLE MEANS) MAY SAVE THE NECESSITY OF FURTHER SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETINGS AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                                                               February 21, 2002

                           SCUDDER HIGH INCOME TRUST
                     SCUDDER INTERMEDIATE GOVERNMENT TRUST
                       SCUDDER MULTI-MARKET INCOME TRUST
                         SCUDDER MUNICIPAL INCOME TRUST
                         SCUDDER STRATEGIC INCOME TRUST
                    SCUDDER STRATEGIC MUNICIPAL INCOME TRUST
                           222 South Riverside Plaza
                            Chicago, Illinois 60606

                             JOINT PROXY STATEMENT

                                    GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board," the Trustees of each of which are referred to as the "Trustees" of the relevant Board) of each of Scudder High Income Trust ("KHI"), Scudder Intermediate Government Trust ("KGT"), Scudder Multi-Market Income Trust ("KMM"), Scudder Municipal Income Trust ("KTF"), Scudder Strategic Income Trust ("KST"), and Scudder Strategic Municipal Income Trust ("KSM") (each, a "Fund" and collectively, the "Funds"). These proxies will be used at the joint Annual Meeting of Shareholders of each Fund to be held at the offices of Zurich Scudder Investments, Inc., investment manager of each Fund ("Scudder" or the "Investment Manager"), 13th Floor, Two International Place, Boston Massachusetts 02110-4103, on March 28, 2002, at 4:00 p.m., Eastern time, or at such later time made necessary by any and all adjournments or postponements thereof (each, a "Meeting"). The shareholders of each Fund will vote separately on the items presented at the Meetings. This Proxy Statement, the Notice of Annual Meeting and the proxy card(s) are first being mailed to shareholders on or about February 21, 2002 or as soon as practicable thereafter.

Proposal 1 relates to the election of Trustees, Proposal 2 relates to the approval of a new investment management agreement for each Fund, Proposal 3 is only relevant to the shareholders of KMM and KST and relates to the approval of a new sub-advisory agreement for each such Fund with Deutsche Asset Management Investment Services Limited and Proposal 4 relates to the ratification of the selection of each Fund's independent auditors. AS DISCUSSED BELOW, SHAREHOLDER APPROVAL OF THE PROPOSALS WILL HAVE NO EFFECT UPON THE INVESTMENT MANAGEMENT FEE RATES CURRENTLY IN EFFECT. THE TRANSACTION IS DESCRIBED BELOW IN PROPOSAL 2 UNDER "INFORMATION CONCERNING THE TRANSACTION AND DEUTSCHE BANK."

The Board of each Fund unanimously recommends that shareholders vote FOR all Proposals. The vote required to approve these Proposals is described below under "Additional Information."

KTF AND KSM ONLY. Pursuant to the Amended and Restated Agreement and Declaration of Trust of each Fund, the Board may authorize separate classes of shares of beneficial interest. The Board of each Fund has authorized, and each Fund has issued, common shares of beneficial interest (the "Common Shares") and preferred shares of beneficial interest (the "Preferred Shares"). The Common Shares and the Preferred Shares have different powers, rights, preferences and privileges, qualifications, limitations and restrictions with respect to, among other things, dividends, liquidation, redemption and voting as more fully set forth in the Certificate of Designation for Preferred Shares that established the Preferred Shares. For KTF, the Common Shares were first issued on October 20, 1988 and the Preferred Shares were first issued on July 24, 1989 (Series A, B, C and D) and November 24, 1999 (Series E). For KSM, the Common Shares were first issued on March 22, 1989 and the Preferred Shares were first issued on September 21, 1999. At the Meeting, the holders of the Preferred Shares, voting as a separate class, are entitled to elect two Trustees, and the holders of the Common Shares and the Preferred Shares, voting together as a single class, are entitled to elect the ten remaining Trustees. On Proposals 2, 3 and 4, the holders of the Common Shares and Preferred Shares will vote together as a single class.

EACH FUND PROVIDES PERIODIC REPORTS TO ITS SHAREHOLDERS THAT HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT FOR A FUND AND A COPY OF ANY MORE RECENT SEMI-ANNUAL REPORT, WITHOUT CHARGE, BY CALLING (800) 349-4281 OR WRITING THE FUND, C/O ZURICH SCUDDER INVESTMENTS, INC., AT THE ADDRESS SHOWN AT THE BEGINNING OF THIS PROXY STATEMENT.

The following table identifies the Funds entitled to vote on each Proposal.

                PROPOSAL            KHI AND KGT  KMM AND KST  KTF AND KSM
                --------            -----------  -----------  -----------
1.a.  To elect twelve Trustees to        X            X
      the Board of the Fund.

1.b.  To elect twelve Trustees to                                  X
      the Board of the Fund with
      ten Trustees to be elected
      by the holders of Preferred
      and Commons Shares voting
      together and two Trustees to
      be elected by holders of the
      Preferred Shares only.

2.    To approve a new investment        X            X            X
      management agreement for the
      Fund with Scudder.

                PROPOSAL            KHI AND KGT  KMM AND KST  KTF AND KSM
                --------            -----------  -----------  -----------
3.    To approve a new subadvisory                    X
      agreement for the Fund
      between Zurich Scudder
      Investments, Inc. and
      Deutsche Asset Management
      Investment Services Limited.

4.    To ratify or reject the            X            X            X
      selection of Ernst & Young
      LLP as the independent
      auditors for the Fund for
      the Fund's current fiscal
      year.

                        PROPOSAL 1: ELECTION OF TRUSTEES

At the Meeting, shareholders of each Fund will be asked to elect twelve individuals (ten individuals for holders of Common Shares of KTF and KSM only) to constitute the Board of Trustees of each Fund. All of the nominees were last elected to each Board at the 2001 joint annual meeting of shareholders. The individuals who have been nominated for election as Trustees of each Fund were nominated after careful consideration by the present Board of Trustees of each Fund. The nominees are listed below.

The persons named as proxies on the enclosed proxy card(s) will vote for the election of all of the nominees (as to each relevant Fund) unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee of the respective Fund until (i) the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor, or (ii) until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the applicable Fund. Each of the nominees has indicated that he or she is willing to serve as a Trustee, if elected, except that Ms. Coughlin has indicated that, upon consummation of the transaction described below in Proposal 2, she will resign immediately from each Board. In such event, it is expected that a senior executive of Deutsche Bank will be appointed by the Board of each Fund to fill the vacancy created by Ms. Coughlin's resignation. In addition, as further described in Proposal 2, after careful review and consideration, the Non-interested Trustees (as defined below) of each Board determined that it would be in the best interests of the Fund to add to the Board an individual who currently acts as a non-interested board member of certain funds managed by Deutsche Asset Management. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend.

KTF AND KSM ONLY. As indicated above, holders of the Preferred Shares are entitled to elect two Trustees. Messrs. Glavin and Weithers are nominees for election by holders of the Preferred Shares of KTF and KSM. In addition, ten other Trustees are to be elected by holders of the Common Shares and the Preferred Shares, voting together as a single class. Mmes. Peterson and Coughlin and Messrs. Ballantine, Burnham, Casady, Dunaway, Edgar, Hoffman, Renwick and Sommers are nominees for election by all shareholders.

The following tables present information about the Trustees. Each Trustee's age is in parentheses after his or her name. Unless otherwise noted, (i) each of the Trustees has engaged in the principal occupation(s) noted in the following table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Zurich Scudder Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee listed under "Current Interested Trustees" below is an "interested person" (an "Interested Person") of the Investment Manager or the Fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), due to the fact that they are each officers of the Investment Manager and each is referred to as an "Interested Trustee." Each Trustee who is not an Interested Person of the Investment Manager, Deutsche Bank or the Fund within the meaning of the 1940 Act is referred to as a "Non-interested Trustee."

NOMINEES FOR ELECTION AS TRUSTEES

                                         YEAR FIRST
                            POSITION(S)    BECAME
NAME (AGE) OF                HELD WITH     BOARD       PRINCIPAL OCCUPATION(S)
CURRENT TRUSTEE              THE FUND      MEMBER      AND OTHER DIRECTORSHIPS
---------------             -----------  ----------    -----------------------
CURRENT INTERESTED
  TRUSTEES
MARK S. CASADY (41)         Trustee and   2001-All   Managing Director, Scudder.
                             President
LINDA C. COUGHLIN (50)        Trustee     2000-All   Managing Director, Scudder.
WILLIAM F. GLAVIN(43)         Trustee     2001-All   Managing Director, Scudder;
                                                     formerly, Executive Vice
                                                     President of Market and
                                                     Product Development, The
                                                     Dreyfus Corporation.

                                         YEAR FIRST
                            POSITION(S)    BECAME
NAME (AGE) OF                HELD WITH     BOARD       PRINCIPAL OCCUPATION(S)
CURRENT TRUSTEE              THE FUND      MEMBER      AND OTHER DIRECTORSHIPS
---------------             -----------  ----------    -----------------------
CURRENT NON-INTERESTED
  TRUSTEES
JOHN W. BALLANTINE (56)       Trustee     2001-All   Retired; Director, First
                                                     Oak Brook Bancshares, Inc.,
                                                     Oak Brook Bank and Tokheim
                                                     Corporation; formerly,
                                                     Executive Vice President
                                                     and Chief Risk Management
                                                     Officer, First Chicago NBD
                                                     Corporation/The First
                                                     National Bank of Chicago,
                                                     1996-1998; Executive Vice
                                                     President and Head of
                                                     International Banking,
                                                     1995-1996.
LEWIS A. BURNHAM (69)         Trustee     2001-All   Retired; formerly, Director
                                                     of Management Consulting,
                                                     McNulty & Company;
                                                     formerly, Executive Vice
                                                     President, Anchor Glass
                                                     Container Corporation.
DONALD L. DUNAWAY (64)        Trustee     2001-All   Retired; formerly,
                                                     Executive Vice President,
                                                     A.O. Smith Corporation
                                                     (diversified manufacturer).
JAMES R. EDGAR (55)           Trustee     1999-All   Distinguished Fellow,
                                                     University of Illinois
                                                     Institute of Government and
                                                     Public Affairs; Director,
                                                     Kemper Insurance Companies;
                                                     Director, John B.
                                                     Sanfilippo & Son, Inc.;
                                                     Director, Horizon Group
                                                     Properties, Inc.; formerly,
                                                     Governor, State of
                                                     Illinois.

                                         YEAR FIRST
                            POSITION(S)    BECAME
NAME (AGE) OF                HELD WITH     BOARD       PRINCIPAL OCCUPATION(S)
CURRENT TRUSTEE              THE FUND      MEMBER      AND OTHER DIRECTORSHIPS
---------------             -----------  ----------    -----------------------
ROBERT B. HOFFMAN (65)        Trustee     2001-All   Retired; formerly,
                                                     Chairman, Harnischfeger
                                                     Industries, Inc. (machinery
                                                     for the mining and paper
                                                     industries); formerly, Vice
                                                     Chairman and Chief
                                                     Financial Officer, Monsanto
                                                     Company (agricultural,
                                                     pharmaceutical and
                                                     nutritional/food products);
                                                     formerly, Vice President,
                                                     Head of International
                                                     Operations, FMC Corporation
                                                     (manufacturer of machinery
                                                     and chemicals).
SHIRLEY D. PETERSON (60)      Trustee     2001-All   Retired; formerly,
                                                     President, Hood College;
                                                     formerly, Partner, Steptoe
                                                     & Johnson (attorneys);
                                                     prior thereto,
                                                     Commissioner, Internal
                                                     Revenue Service; prior
                                                     thereto, Assistant Attorney
                                                     General (Tax), U.S.
                                                     Department of Justice;
                                                     formerly, Director,
                                                     Bethlehem Steel Corp.
FRED B. RENWICK (72)          Trustee     1995-All   Professor Emeritus of
                                                     Finance, New York
                                                     University, Stern School of
                                                     Business; Director, the
                                                     Wartburg Foundation;
                                                     Chairman, Finance Committee
                                                     of Morehouse College Board
                                                     of Trustees; Director, The
                                                     Investment Fund for
                                                     Foundations; Director,
                                                     American Bible Society
                                                     Investment Committee;
                                                     previously, member of the
                                                     Investment Committee of
                                                     Atlanta University Board of
                                                     Trustees; formerly,
                                                     Director of Board of
                                                     Pensions Evangelical
                                                     Lutheran Church in America.

                                         YEAR FIRST
                            POSITION(S)    BECAME
NAME (AGE) OF                HELD WITH     BOARD       PRINCIPAL OCCUPATION(S)
CURRENT TRUSTEE              THE FUND      MEMBER      AND OTHER DIRECTORSHIPS
---------------             -----------  ----------    -----------------------
WILLIAM P. SOMMERS (68)       Trustee     2001-All   Retired; formerly,
                                                     President and Chief
                                                     Executive Officer, SRI
                                                     International (research and
                                                     development); prior
                                                     thereto, Executive Vice
                                                     President, Iameter (medical
                                                     information and educational
                                                     service provider); prior
                                                     thereto, Senior Vice
                                                     President and Director,
                                                     Booz, Allen & Hamilton Inc.
                                                     (management consulting
                                                     firm); Director, PSI Inc.,
                                                     Evergreen Solar, Inc. and
                                                     Litton Industries; Advisor,
                                                     Guckenheimer Enterprises;
                                                     Consultant and Director,
                                                     SRI/ Atomic Tangerine.
JOHN G. WEITHERS (68)         Trustee      1993-     Presently, Director,
                                         All Funds   Federal Life Insurance
                                         except KST  Company and Chairman of the
                                          1994-KST   Members of the Corporation
                                                     and Trustee, DePaul
                                                     University; formerly,
                                                     Chairman of the Board and
                                                     Chief Executive Officer,
                                                     Chicago Stock Exchange;
                                                     formerly, Director,
                                                     International Federation of
                                                     Stock Exchanges; formerly,
                                                     Director, Records
                                                     Management Systems.

Each Trustee, with the exception of Ms. Coughlin, serves as a board member of 33 investment companies, with 85 portfolios, managed by Scudder. Ms. Coughlin serves as a board member of 51 investment companies, with 134 portfolios, managed by Scudder. Upon consummation of the transaction described below in Proposal 2, it is expected that Ms. Coughlin will resign from the Board and that a senior executive of Deutsche Bank will be proposed to fill the vacancy.

Appendix 1 lists the dollar range and amount of shares of each Fund owned directly or beneficially by the Trustees and, for the Trustees and officers as a group, the amount of shares owned in each Fund.

TRUSTEE'S ROLE WITH PRINCIPAL UNDERWRITER: Scudder Distributors, Inc. ("SDI")

                NAME                            POSITION
                ----                            --------
Mark S. Casady.......................  Chairman and Director
Linda C. Coughlin....................  Vice Chairman and Director
                                       Vice President and
William F. Glavin....................  Director

As of December 31, 2001, none of the Non-interested Trustees owned securities beneficially of Scudder, Deutsche Bank, SDI or any person directly or indirectly controlling, controlled by or under common control with Scudder, Deutsche Bank or SDI.

Except as provided in this Proxy Statement, none of the Trustees has reported any material interests in the Funds, their affiliates or any related transactions.

RESPONSIBILITIES OF EACH BOARD--BOARD AND COMMITTEE MEETINGS

The primary responsibility of each Board is to represent the interests of the shareholders of each Fund and to provide oversight of the management of the Fund. Each Board is comprised of three individuals who are considered Interested Trustees and nine individuals who are considered Non-interested Trustees. Upon consummation of the transaction described below in Proposal 2, it is expected that Ms. Coughlin will resign from each Board and that a senior executive of Deutsche Bank will be proposed to fill the vacancy. If the proposed Boards of Trustees are approved by shareholders, at least 75% of each Board will be Non-interested Trustees. Each of the nominees that will be considered a Non-interested Trustee, if elected, has been selected and nominated by the current Non-interested Trustees of each Fund.

Each Board of Trustees meets multiple times during the year to review the investment performance of each Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Furthermore, the Trustees review the fees paid to Scudder and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Non-interested Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "Advisory Group Report").

Each Board has an Audit Committee, a Nominating and Governance Committee, a Valuation Committee, an Operations Committee and a Fixed-Income Oversight Committee. The responsibilities of each Committee are described below. Each Committee has a written charter that delineates the Committee's duties and powers. During calendar year 2001, the Board of each Fund met 12 times. Each then current Trustee attended 75% or more of the respective meetings of the Board and the Committees (if a member thereof) held during calendar year 2001.

AUDIT COMMITTEE

The Committee makes recommendations regarding the selection of independent auditors for each Fund, confers with the independent auditors regarding each Fund's financial statements, the results of audits and related matters, reviews and discusses each Fund's audited financial statements with Scudder and performs such other tasks as the full Board deems necessary or appropriate. Based on its review with Scudder and the independent auditors of each Fund's financial statements, the Committee recommended to each Board that the audited financial statements be included in the annual report provided to shareholders for each Fund's 2001 fiscal year. As suggested by the Advisory Group Report, the Committee is comprised of only Non-interested Trustees, receives annual representations from the auditors as to their independence, and has a written charter adopted by each Board (a copy of the charter is attached hereto as Appendix 2), as noted above. In addition, as required by Section 303.01(B)(2)(a) of the New York Stock Exchange ("NYSE") listing standards, none of the Committee members has a relationship with a Fund that may interfere with the exercise of their independence from management and the Fund, and each Committee member meets the independence requirements of Section 303.01(B)(3). The members of the Committee are Donald L. Dunaway (Chairman), Robert B. Hoffman and William P. Sommers. The Audit Committee held 5 meetings during calendar year 2001.

NOMINATING AND GOVERNANCE COMMITTEE

Each Board has a Nominating and Governance Committee, comprised of only Non-interested Trustees, that seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of each Fund's Governance Procedures and Guidelines. Currently, the members of the Nominating and Governance Committee are Lewis A. Burnham (Chairman), James R. Edgar and Shirley D. Peterson. The Nominating and Governance Committee held 2 meetings during calendar year 2001. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) to the Secretary of the applicable Fund.

VALUATION COMMITTEE

Each Board has a Valuation Committee, comprised of both Interested and Non-interested Trustees, which reviews Valuation Procedures adopted by each Board, determines fair value of each Fund's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. Currently, the members of the Valuation Committee are John W. Ballantine and Linda C. Coughlin. Alternate members are Lewis A. Burnham, Donald L. Dunaway, John G. Weithers, Mark S. Casady and William F. Glavin.

OPERATIONS COMMITTEE

Each Board has an Operations Committee, comprised of only Non-interested Trustees, which oversees the operations of the Funds, such as reviewing each Fund's administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements, shareholder services and proxy voting policies. Currently, the members of the Operations Committee are John W. Ballantine (Chairman), Fred B. Renwick and John G. Weithers. The Operations Committee held 4 meetings during calendar year 2001.

FIXED-INCOME OVERSIGHT COMMITTEE

Each Board has a Fixed-Income Oversight Committee, comprised of only Non-interested Trustees, which oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. Currently, the members of the Fixed-Income Oversight Committee are William P. Sommers (Chairman), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held 5 meetings during calendar year 2001.

OFFICERS

The officers of each Fund are listed in Appendix 3.

Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require each Fund's officers and Trustees, the Investment Manager, affiliated persons of the Investment Manager and persons who own more than ten percent of a registered class of the Fund's equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the NYSE. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based solely upon its review of the copies of such forms received by it, and written representations from certain reporting persons that no year-end reports were required for those persons, each Fund believes that during the fiscal year ended November 30, 2001 (December 31, 2001 for KGT), such reporting persons complied with all applicable filing requirements, except that Martin D. Feinstein, Maureen Kane, and for KST and KMM, Jan C. Faller, filed a Form 3 late.

COMPENSATION OF TRUSTEES

Each Fund pays its Non-interested Trustees a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The current Trustees serve as board members of various other funds managed by Scudder. Scudder supervises each Fund's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of each Fund and receives a management fee for its services. Several of the officers and Trustees are also officers, directors, employees or stockholders of Scudder and participate in the fees paid to that firm, although no Fund makes direct payments to them. Trustees and officers of a Fund who are Interested Persons receive no compensation from such Fund. The Non-interested Trustees are not entitled to benefits under any pension or retirement plan. The Board of Trustees of each Fund established a deferred compensation plan for the Non-interested Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Non-interested Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Funds in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds managed by Scudder ("Shadow Shares"). Mr. Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected in Appendix 1 in the Trustees' share ownership. No Fund will bear any costs of the Trustees associated with attending special meetings of each Board in connection with the transaction described below in Proposal 2.

The following Compensation Table provides in tabular form the following data:

(1) All Trustees who receive compensation from one or more Funds (columns 1 through 9).

(2) Aggregate compensation received by each Trustee from each Fund during calendar year 2001 (rows corresponding with columns 1 through 9).

(3) Total compensation received by each Trustee from funds managed by Scudder (collectively, the "Fund Complex") during calendar year 2001 (bottom row).

                               COMPENSATION TABLE

                                      1           2            3           4
                                   JOHN W.     LEWIS A.    DONALD L.    JAMES R.
                                 BALLANTINE*   BURNHAM*   DUNAWAY(1)*   EDGAR(2)
                                 -----------   --------   -----------   --------
Scudder High Income Trust         $  1,300     $ 1,140     $  1,160     $  2,818
Scudder Intermediate Government
  Trust                           $  1,490     $ 1,300     $  1,330     $  3,595
Scudder Multi-Market Income
  Trust                           $  1,240     $ 1,080     $  1,100     $  2,678
Scudder Municipal Income Trust    $  2,080     $ 1,810     $  1,850     $  5,297
Scudder Strategic Municipal
  Income Trust                    $  1,390     $ 1,210     $  1,220     $  2,885
Scudder Strategic Income Trust    $    840     $   730     $    750     $  1,914
Total Compensation from Fund
  Complex(4)(5)                   $183,980     $169,290    $181,430     $200,660

                             5             6            7           8           9
                         ROBERT B.    SHIRLEY D.     FRED B.    WILLIAM P.   JOHN G.
                         HOFFMAN*    PETERSON(3)*    RENWICK     SOMMERS*    WEITHERS
                         ---------   ------------    -------    ----------   --------
Scudder High Income
  Trust                  $  1,060      $  1,260      $  2,912    $  1,240    $  2,811
Scudder Intermediate
  Government Trust       $  1,210      $  1,430      $  3,817    $  1,410    $  3,565
Scudder Multi-Market
  Income Trust           $  1,000      $  1,200      $  2,761    $  1,180    $  2,679
Scudder Municipal
  Income Trust.........  $  1,680      $  2,000      $  5,650    $  1,970    $  5,129
Scudder Strategic
  Municipal Income
  Trust................  $  1,110      $  1,310      $  3,017    $  1,340    $  2,905
Scudder Strategic
  Income Trust.........  $    680      $    800      $  1,900    $    790    $  1,928
Total Compensation from
  Fund Complex(4)(5)     $159,880      $189,830      $214,990    $183,300    $206,000

---------------
*  Newly elected Trustee effective July 2001.

(1) Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected in prior years to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by Scudder.

(2) Includes deferred fees. Pursuant to Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by Scudder in which compensation may be deferred by Mr. Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds) payable from KHI, KGT, KMM, KTF, KSM and KST to Mr. Edgar are $953, $1,100, $1,085, $1,565, $879 and $727, respectively.

(3) Ms. Peterson received an additional amount of $18,960 in annual retainer fees in her role as Coordinating Trustee.

(4) Includes compensation for service on the boards of 33 trusts/corporations comprised of 85 funds/portfolios.

(5) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings in connection with the transaction described below in Proposal 2. Such amounts totaled $10,340 for each Trustee. These meeting fees were borne by Scudder.

              THE TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMEND THAT
                SHAREHOLDERS OF EACH FUND VOTE FOR EACH NOMINEE.

                          PROPOSAL 2: APPROVAL OF NEW
                        INVESTMENT MANAGEMENT AGREEMENT

INTRODUCTION

Scudder acts as the investment manager to each Fund pursuant to an investment management agreement entered into by each Fund and Scudder (each, a "Current Investment Management Agreement" and collectively, the "Current Investment Management Agreements"). On December 3, 2001, Zurich Financial Services ("Zurich Financial"), which through subsidiaries currently owns a majority of the common stock of Scudder, entered into a Transaction Agreement with Deutsche Bank AG ("Deutsche Bank"). The Transaction Agreement contemplates that the Zurich Financial entities currently owning a majority of Scudder's common stock will acquire the balance of the common stock of Scudder so that the Zurich Financial entities as a group comprise the sole stockholder of Scudder. Deutsche Bank will then acquire 100% of Scudder, not including certain U.K. operations (known as Threadneedle Investments), from the Zurich Financial entities. Following this transaction, Scudder will become part of Deutsche Asset Management, the marketing name in the U.S. for the asset management activities of Deutsche Bank and certain of its subsidiaries. The foregoing is referred to as the "Transaction." Deutsche Bank, a global financial institution, manages, directly and through its wholly owned subsidiaries, more than $500 billion in assets (as of December 31, 2001), including approximately $53 billion in open-and closed-end investment companies managed in the United States.

Consummation of the Transaction would constitute an "assignment," as that term is defined in the 1940 Act, of each Fund's Current Investment Management Agreement with Scudder. As required by the 1940 Act, each of the Current Investment Management Agreements provides for its automatic termination in the event of its assignment. In anticipation of the Transaction, a new investment management agreement (each, a "New Investment Management Agreement" and collectively, the "New Investment Management Agreements" and, together with the Current Investment Management Agreements, the "Investment Management

Agreements") between each Fund and Scudder is being proposed for approval by shareholders of each Fund. The form of New Investment Management Agreement is attached hereto as Exhibit A. THE TERMS OF THE NEW INVESTMENT MANAGEMENT AGREEMENT FOR EACH FUND ARE SUBSTANTIALLY IDENTICAL TO THE TERMS OF THE CORRESPONDING CURRENT INVESTMENT MANAGEMENT AGREEMENT, EXCEPT THAT, UNDER THE NEW INVESTMENT MANAGEMENT AGREEMENT, SCUDDER WOULD BE AUTHORIZED, SUBJECT TO FURTHER BOARD APPROVAL, TO APPOINT CERTAIN AFFILIATES AS SUB-ADVISERS. SEE "DIFFERENCES BETWEEN THE CURRENT AND NEW INVESTMENT MANAGEMENT AGREEMENTS." The material terms of each Current Investment Management Agreement are described under "Description of the Current Investment Management Agreements" below.

In the event that the Transaction does not, for any reason, occur, each Current Investment Management Agreement will continue in effect in accordance with its terms.

The information set forth in this Proxy Statement and any accompanying materials concerning the Transaction, the Transaction Agreement, Zurich Financial, Deutsche Bank and their respective affiliates has been provided to the Funds by Zurich Financial and Deutsche Bank.

BOARD APPROVAL AND RECOMMENDATION

On February 4, 2002, the Board of each Fund, including the Non-interested Trustees, voted unanimously to approve the New Investment Management Agreement for that Fund and to recommend its approval to shareholders.

For information about the Boards' deliberations and the reasons for their recommendations, please see "Board Considerations" below.

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT ITS SHAREHOLDERS VOTE IN FAVOR OF THE APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT FOR THAT FUND.

INFORMATION CONCERNING THE TRANSACTION AND DEUTSCHE BANK

DESCRIPTION OF THE TRANSACTION

On December 3, 2001, the majority owners of Scudder entered into a Transaction Agreement with Deutsche Bank. Under the Transaction Agreement, Deutsche Bank will acquire 100% of Scudder, not including certain U.K. operations (known as Threadneedle Investments), for approximately $2.5 billion. Following this Transaction, it is proposed that Scudder will change its name to Deutsche Investment Management (Americas) Inc. and will become part of Deutsche Asset Management, expected to be the world's fourth largest asset management firm based on assets under management.

The Transaction will take place in three steps:

- First, in a merger pursuant to a separate Merger Agreement, the Zurich Financial entities that now own approximately 82% of Scudder's common stock will acquire the approximately 18% of Scudder's common stock now owned by Scudder's employee and retired employee stockholders. The employee and retired employee stockholders will receive cash for their shares, and the Security Holders Agreement among the current Scudder stockholders will terminate.

- Second, Scudder will transfer its ownership interest in Threadneedle Investments to the Zurich Financial entities that will then own 100% of Scudder's common stock. As a result, Threadneedle Investments will no longer be a part of Scudder.

- Finally, the Zurich Financial entities will sell 100% of the common stock of Scudder to Deutsche Bank for $2.5 billion, subject to certain adjustments.

In connection with the Transaction, Zurich Financial has also agreed to acquire Deutsche Bank's European insurance businesses for EUR 1.5 billion; Deutsche Bank has agreed to acquire Zurich Financial's German and Italian asset management businesses in exchange for a financial agent network and a real estate and mutual fund consulting business owned by Deutsche Bank; and Deutsche Bank and Zurich Financial have entered into a broad strategic cooperation agreement. Information about Deutsche Bank is provided below under "Deutsche Bank."

As discussed in the "Introduction" above, under the 1940 Act, the Transaction will cause all the current investment management agreements with registered funds managed by Scudder to terminate automatically. Client consents also will be required for the continuation of other Scudder advisory agreements. If a New Investment Management Agreement is not approved by a Fund's shareholders, the Current Investment Management Agreement would terminate upon completion of the acquisition of Scudder by Deutsche Bank. If such a termination were to occur, the Board of the affected Fund would make such arrangements for the management of that Fund's investments as it deems appropriate and in the best interests of that Fund, including (without limitation) re-submitting this Proposal for shareholder approval and/or entering into an interim investment management agreement with Scudder.

The Transaction by which Deutsche Bank intends to acquire Scudder is subject to a number of conditions that are contained in the Transaction Agreement, including the approval of clients, including the Funds, representing at least 80% of Scudder's assets under management as of June 30, 2001. In addition, these conditions include, among others, the receipt of all material consents, approvals, permits and authorizations from appro-priate governmental entities; the absence of any temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the Transaction; that certain key agreements relating to the strategic partnership between Deutsche Bank and Zurich Financial are in full force and effect and all of the conditions in those agreements have been satisfied or waived; the representations and warranties of the parties to the Transaction are true and correct with such exceptions as would not have a material adverse effect on Scudder; the parties to the Transaction have performed in all material respects all obligations and covenants that they are required to perform; and the parties to the Transaction have delivered appropriate certificates and resolutions as to the authorizations in connection with the Transaction. The Transaction is expected to close early in the second quarter of 2002.

Under the Transaction Agreement and the Merger Agreement, Scudder and its majority owners have agreed that they will, and will cause each of Scudder's subsidiaries engaged in the investment management business to, use their reasonable best efforts to ensure the satisfaction of the conditions set forth in Section 15(f) of the 1940 Act, as discussed under "Board Considerations," below.

Appendix 4 provides information regarding Scudder's current business, including its stockholders, directors and officers.

DEUTSCHE BANK

Deutsche Bank is a leading integrated provider of financial services to institutions and individuals throughout the world. It is organized in Germany and is a publicly traded entity. Its shares trade on many exchanges including the NYSE and Xetra (German Stock Exchange). It is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance. Deutsche Bank has combined all of its investment management businesses to form Deutsche Asset Management which, as of December 31, 2001, had more than $231 billion in assets under management. Deutsche Asset Management acts as investment manager to 96 U.S. open- and closed-end investment companies, which in the aggregate had approximately $53 billion in assets as of December 31, 2001.

Deutsche Asset Management is comprised of several entities that are separately incorporated and registered as investment advisers. As proposed, Scudder will for the immediate future remain a separate entity within the Deutsche Asset Management group. Deutsche Bank intends to utilize a dual employee structure to integrate Scudder into Deutsche Asset Management. Deutsche Bank has guaranteed the obligations of each of its subsidiaries that has a contractual relationship with the Funds which, following the Transaction, will include Scudder.

As discussed above, following the Transaction, Scudder will be a part of Deutsche Asset Management, which is part of the broader Private Client and Asset Management ("PCAM") group at Deutsche Bank. At that time, Thomas Hughes will continue to be the President of Deutsche Asset Management and the Chief Executive Officer of PCAM Americas Region. Edmond D. Villani will join the existing Deutsche Asset Management Global Executive Committee, as well as serve on the Americas leadership team. Mr. Villani is the President and Chief Executive Officer of Scudder.

Following the Transaction, 100% of the outstanding voting securities of Scudder will be held by Deutsche Bank.

BOARD CONSIDERATIONS

On April 27, 2001, Zurich Financial announced its intent to seek a strategic transaction involving its majority owned subsidiary, Scudder. Over the course of the following months, the Non-interested Trustees met numerous times by themselves, with their legal counsel and with senior Scudder and Zurich Financial personnel to discuss Scudder's organizational structure, expectations with respect to potential transactions and the potential benefits and risks to the Funds and other funds managed by Scudder and their shareholders from a strategic transaction. The Non-interested Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Scudder. These basic principles were communicated to Scudder and were intended to be shared with any potential strategic partner.

On September 23, 2001, Zurich Financial and Deutsche Bank entered into a "heads of agreement" whereby Deutsche Bank agreed, subject to a number of contingencies (including the execution of a definitive transaction agreement), to acquire 100% of Scudder (not including certain of Scudder's U.K. operations) from Zurich Financial. At a meeting on September 24, 2001, the Trustees met with senior Scudder and Deutsche Bank personnel to discuss the proposed acquisition of Scudder by Deutsche Bank, the general corporate structure of Deutsche Bank, the background of certain key employees of Deutsche Bank and Scudder's views on the proposed acquisition.

As part of their due diligence, the Non-interested Trustees separately discussed items they wanted to raise with Deutsche Bank and Scudder in connection with the proposed transaction and directed their counsel to create lists of issues for discussion, which were provided to Scudder and

Deutsche Bank. In addition, the Non-interested Trustees engaged various consultants to help them evaluate the proposed transaction.

On October 9, 2001, the Non-interested Trustees met with the chief executive officer of Deutsche Asset Management to discuss the proposed acquisition of Scudder, Deutsche Bank's strategic views of the mutual fund business and Deutsche Bank's proposed strategy for managing the Funds and other funds managed by Scudder.

On December 3, 2001, Zurich Financial and Deutsche Bank signed a definitive agreement finalizing Deutsche Bank's agreement to acquire Scudder in accordance with the "heads of agreement." Thereafter, on many occasions, the Non-interested Trustees were given extensive information about the Transaction, and Scudder and Deutsche Bank responded to numerous issues and questions raised by the Non-interested Trustees. The Non-interested Trustees met many times between December 3, 2001 and February 4, 2002 with legal counsel to discuss the Transaction and Deutsche Bank's and Scudder's responses to their issues lists and questions. They carefully reviewed the materials presented by Deutsche Bank and Scudder and met with many senior Deutsche Bank and Scudder personnel, including a meeting on January 14, 2002 with certain members of the Group Executive Committee of Deutsche Bank.

Throughout the process, the Non-interested Trustees had the assistance of legal counsel, who advised them on, among other things, their duties and obligations. As a result of their review and consideration of the Transaction and the proposed New Investment Management Agreements, at a meeting on February 4, 2002, the Board of each Fund voted unanimously to approve the New Investment Management Agreement for that Fund and to recommend it to the shareholders of that Fund for their approval.

In connection with its review, each Board obtained substantial information regarding: the management, financial position and business of Deutsche Bank; the history of Deutsche Bank's business and operations; the investment performance of the investment companies advised by Deutsche Asset Management; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction; and the future plans of Deutsche Bank and Scudder with respect to Scudder's affiliated entities and the Funds. Each Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that Deutsche Bank intends to bring to the combined organization and the process being followed by Deutsche Bank and Scudder to integrate their organizations. Each Board also reviewed current and pro forma staffing and financial information for the combined organization, along with Deutsche Bank's plans to reduce its expenses through reduction of organizational redundancies and the achievement of synergies and efficiencies. Deutsche Bank represented that although it expects to achieve significant savings over the combined stand-alone expense bases for the Deutsche Asset Management and Scudder organizations, it will be able to spend more than Scudder spent independently, and that Deutsche Bank's expense savings could be achieved without adversely affecting the Funds.

In responding to the Non-interested Trustees' inquiries, Deutsche Bank identified as one of its main goals the maximization of value for the Funds' shareholders and for the shareholders of other funds managed by Scudder through its efforts to deliver superior investment performance, distinctive shareholder service experiences and competitive expense ratios.

Deutsche Bank identified as one of the key focuses of the Transaction the creation of a single disciplined, globally integrated investment management organization combining the strengths of the various investment advisory entities that comprise Deutsche Asset Management and Scudder. The Non-interested Trustees met with the chief global investment officer of the proposed combined organization, who articulated Deutsche Bank's plan to create a global research-centric investment management organization. He informed the Trustees that Deutsche Bank intended to streamline and upgrade the combined organization's portfolio management teams, while providing them with improved portfolio analytics and tools, and implementing close management oversight. He said that all investment personnel for the combined organization, with some exceptions for specialized fixed-income and international equity products, will be located in New York.

Each Board considered that Deutsche Bank proposed a new chief global investment officer and other significant personnel changes for Scudder. Each Board also considered that, for a number of funds managed by Scudder, Deutsche Bank intended to change the Fund's portfolio managers after consummation of the Transaction. See Appendix 5 for a list of proposed portfolio manager changes affecting the Funds. Each Board considered the experience and track records of identified senior investment personnel that would be part of the combined investment management organization. Each Board also considered the proposed structure of the combined trading platform, including the use of brokerage commissions to generate "soft dollars" to pay for research-related services and proposed policies, procedures and practices with respect to trading with Deutsche Bank and its affiliates.

Each Board considered Deutsche Bank's plans for distribution and marketing, shareholder servicing, investment operations, accounting and administration. Each Board noted that Deutsche Bank represented that it expected the management teams and personnel currently providing these services to the Funds, and the systems currently used by them to support these functions, to remain largely in place.

In connection with its deliberations, each Board obtained certain assurances from Deutsche Bank, including the following:

- Deutsche Bank has provided each Board with such information as is reasonably necessary to evaluate the New Investment Management Agreements.

- Deutsche Bank's acquisition of Scudder enhances its core focus of expanding its global asset management business. With that focus, Deutsche Bank will devote to Scudder and its affairs the attention and resources designed to provide for each Fund top quality investment management, shareholder, administrative and product distribution services.

- The Transaction is not expected to result in any adverse change in the investment management or operations of the Funds; and Deutsche Bank does not anticipate making any material change in the manner in which investment advisory services or other services are rendered to each Fund which has the potential to have a material adverse effect upon any Fund.

- Deutsche Bank is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Scudder and its affiliates, or superior thereto.

- In order to retain and attract key personnel, Deutsche Bank intends to maintain overall compensation and performance incentive policies and practices at market levels or better.

- Deutsche Bank intends to maintain the distinct brand quality of the funds managed by Scudder and is committed to strengthening and enhancing the brand and the intermediary distribution channels.

- Deutsche Bank will promptly advise each Board of decisions materially affecting the Deutsche Bank organization as they relate to the Funds. Deutsche Bank has represented to each Board that neither this, nor any of the other above commitments, will be altered by Deutsche Bank without the Board's prior consideration.

Deutsche Bank and Zurich Financial each assured each Board that they intend to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board of each Fund is in compliance with this provision of
Section 15(f). As noted above, upon consummation of the Transaction, it is expected that Linda C. Coughlin, currently an Interested Trustee, will resign from each Board and that a senior executive of Deutsche Bank will be appointed by the Board of each Fund to fill the vacancy created by Ms. Coughlin's resignation. In addition, after careful review and consideration, the Non-interested Trustees of each Board determined that it would be in the best interests of the Fund to add to the Board an individual who currently acts as a non-interested board member of certain funds managed by Deutsche Asset Management. Deutsche Bank believes, and the Board members of each Fund agreed, that these changes in the Board composition will facilitate the integration of Scudder into Deutsche Asset Management by providing perspective and insight relating to experience working with the Deutsche Bank organization. The Nominating and Governance Committee intends to consider a number of candidates and, as a result, the Non-interested Trustees expect to appoint an additional Board member from those candidates who currently act as non-interested board members of funds managed by Deutsche Asset Management. If reconstituted as proposed, the Board of each Fund will continue to be in compliance with Section 15(f).

To meet the second condition of Section 15(f), an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Deutsche Bank and Zurich Financial are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on any Fund as a result of the Transaction. Deutsche Bank and Zurich Financial have agreed that they, and their affiliates, will take no action that would have the effect of imposing an "unfair burden" on any Fund in connection with the Transaction. In furtherance thereof, Scudder has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds' shareholders, as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel and consultants to the Funds and the Non-interested Trustees. In addition, because it is possible that the Board of each Fund may hold a series of special Board meetings following the closing of the Transaction in order to facilitate the integration of the management of the Funds into Deutsche Asset Management, Scudder has undertaken to waive or reimburse each Fund a portion of its management fee payable during the first year following the closing of the Transaction to ensure that the expenses associated with such meetings would not be borne by the Funds. Furthermore, Deutsche Bank has agreed to indemnify each Fund and the Non-interested Trustees from and against any liability and expenses based upon any misstatements and omissions by Deutsche Bank to the Non-interested Trustees in connection with their consideration of the Transaction.

Each Board noted that, in previously approving the continuation of the Current Investment Management Agreements, the Board had considered numerous factors, including the nature and quality of services provided by Scudder; investment performance, both of the Funds themselves and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and relative peer groups; Scudder's profitability from managing the Funds; fall-out benefits to Scudder from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Scudder; and the potential benefits to Scudder, the Funds and their shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In addition, in considering whether to approve the New Investment Management Agreement for each Fund (the terms of which are substantially identical to the terms of the Current Investment Management Agreement for each Fund except as described below under "Differences Between the Current and New Investment Management Agreements"), each Board considered the potential benefit to the Funds of providing the Investment Manager more flexibility in structuring portfolio management services for each Fund. Each Board recognized that it may be beneficial to the Funds to allow the Investment Manager to take advantage of the strengths of other entities within the Deutsche Bank organization by permitting the Investment Manager to delegate certain portfolio management services to such entities, and to do so, to the extent permissible by law, without incurring the expense of obtaining further shareholder approval. In addition, the Board considered that (i) any restructuring of the provision of portfolio management services provided to the Funds would require the prior approval of a majority of the members of a Fund's Board, including a majority of the Non-interested Trustees; and (ii) the management expenses incurred by the Funds would not be affected by any action taken to delegate services to other Deutsche Bank entities or their employees in reliance on the New Investment Management Agreements because any fees paid to a sub-adviser would be paid by the Investment Manager and not by the Funds. Scudder will retain full responsibility for the actions of any such sub-adviser or delegates.

As a result of their review and consideration of the Transaction and the New Investment Management Agreements, at a meeting on February 4, 2002, the Board of each Fund, including the Non-interested Trustees of each Fund, voted unanimously to approve the New Investment Management Agreements and to recommend them to the Funds' shareholders for their approval.

ACCOUNTING AGENT, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder, serves as fund accounting agent to each Fund and, as such, computes net asset value and maintains related records. Scudder Investments Service Company ("SISC"), an affiliate of Scudder, serves as shareholder servicing agent and transfer and dividend paying agent for each of the Funds. Appendix 6 sets forth for each Fund the fees paid to SFAC and SISC during the last fiscal year of each Fund.

SFAC and SISC will continue to provide fund accounting and transfer agency services, respectively, to the Funds, as described above, under the current arrangements if the New Investment Management Agreements are approved.

Exhibit B sets forth (as of each fund's last fiscal year end) the fees and other information regarding investment companies managed by Scudder that have similar investment objectives to any of the Funds. (See Appendix 7 for information regarding the management fee rate, net assets and aggregate management fee paid for each Fund.)

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

Scudder places orders for portfolio transactions on behalf of the Funds with issuers, underwriters or other brokers and dealers. When it can be done consistently with the policy of obtaining the most favorable net results, Scudder may place such orders with brokers and dealers who supply brokerage and research services to Scudder or a Fund. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Scudder is authorized when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction because of the receipt of research services. In selecting brokers and dealers with which to place portfolio transactions for a Fund, Scudder may consider sales of shares of the Funds and of any funds managed by Scudder. The placement of portfolio transactions is supervised by Scudder. Following the closing of the Transaction, Scudder's trading system and related brokerage policies may, in part or in whole, be conformed to those of Deutsche Bank. Deutsche Bank has represented that its policies are similar in all material respects to those of Scudder, and that it does not expect that the types and levels of portfolio transactions/placements with particular brokers will materially differ from those of Scudder in the past.

DESCRIPTION OF THE CURRENT INVESTMENT MANAGEMENT AGREEMENTS

General. Under each Current Investment Management Agreement, Scudder provides each Fund with continuing investment management services. The Investment Manager also determines which securities shall be purchased, held or sold, and what portion of each Fund's assets shall be held uninvested, subject to each Fund's Declaration of Trust, By-Laws, the investment objectives, policies and restrictions set forth in each Fund's registration statement, the provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended (the "Code"), and such policies and instructions as the Trustees may determine.

Investment Manager's Responsibilities. Each Current Investment Management Agreement states that the Investment Manager will provide portfolio management services, place portfolio transactions in accordance with policies expressed in each Fund's registration statement, pay each Fund's office rent, render significant administrative services on behalf of each Fund (not otherwise provided by third parties) necessary for each Fund's operating as a closed-end investment company including, but not limited to, preparing reports to and meeting materials for each Fund's Board and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, and to the extent appropriate, monitoring the performance of various third-party and affiliated service providers to each Fund (such as each Fund's transfer and pricing agents, fund accounting agents, custodians, accountants and others) and other persons in any capacity deemed necessary or desirable to Fund operations; preparing and making filings with the SEC and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the registration statement, and semi-annual reports on Form N-SAR; overseeing the tabulation of proxies by each Fund's transfer agent; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining or causing to be maintained for each Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by each Fund's custodian or other agents of each Fund; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting issues that may arise with respect to each Fund's operations and consulting with each Fund's independent accountants, legal counsel and other agents as necessary in connection therewith; establishing and monitoring each Fund's operating expense budgets; reviewing each Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting each Fund in determining the amount of dividends and distributions available to be paid by each Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting each Fund, as it may reasonably request, in the conduct of each applicable Fund's business, subject to the direction and control of each Fund's Board.

Fund Expenses. Under each Current Investment Management Agreement, each Fund is responsible for other expenses, such as organizational expenses (including out-of-pocket expenses, but excluding the Investment Manager's overhead or employee costs); brokers' commissions or other costs of acquiring or disposing of any portfolio securities of each Fund; legal, auditing and accounting expenses; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; taxes and governmental fees; the fees and expenses of each Fund's transfer agent; expenses of preparing share certificates and any other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; compensation and expenses of Non-interested Trustees; the cost of printing and distributing reports, notices and dividends to current shareholders; the fees and expenses of each Funds' accounting agent for which each of the Funds is responsible pursuant to the applicable Fund Accounting Services Agreement; and the fees and expenses of each Fund's custodians, subcustodians, dividend disbursing agents and registrars. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of that Fund. Each Fund is also responsible for expenses of shareholders' and other meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify officers and Trustees of each Fund with respect thereto. Each

Fund is also responsible for the maintenance of books and records which are required to be maintained by each Fund's custodian or other agents of each Fund; telephone, telex, facsimile, postage and other communications expenses; any fees, dues and expenses incurred by each Fund in connection with membership in investment company trade organizations; expenses of printing and mailing prospectuses and statements of additional information of each Fund and supplements thereto to current shareholders; costs of stationery; fees payable to the Investment Manager; expenses relating to investor and public relations; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of each Fund's portfolio securities; and other expenses.

Expenses Paid by the Investment Manager. The Investment Manager is responsible for the payment of the compensation and expenses of all Trustees, officers and executive employees of each Fund (including each Fund's share of payroll taxes) who are affiliated with the Investment Manager and making available, without expense to each Fund, the services of such Trustees, officers and employees as may be duly elected officers of each Fund, subject to their individual consent to serve and to any limitations imposed by law. Each Fund is responsible for the compensation and the fees and expenses (specifically including travel expenses relating to Fund business) of Trustees, officers and employees not affiliated with the Investment Manager. Under each Current Investment Management Agreement, the Investment Manager also pays each Fund's share of payroll taxes, as well as expenses, such as travel expenses (or an appropriate portion thereof), of Trustees and officers of each Fund who are directors, officers or employees of the Investment Manager. During each Fund's most recent fiscal year, no compensation, direct or otherwise (other than through fees paid to the Investment Manager), was paid or became payable by a Fund to any of its officers or Trustees who were affiliated with the Investment Manager.

Compensation Paid to the Investment Manager. In return for the services provided by Scudder as investment manager, and the expenses it assumes under each Current Investment Management Agreement, each Fund pays the Investment Manager a management fee which is accrued daily and payable monthly. The management fee rate for each Fund is set forth in Appendix 7.

Liability of the Investment Manager. Each Current Investment Management Agreement further provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with matters to which such Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the perform-ance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under such Agreement.

Termination of the Agreement. Each Current Investment Management Agreement may be terminated without penalty upon sixty (60) days' written notice by either party. Each Fund may agree to terminate its Current Investment Management Agreement either by the vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board. In addition, each Current Investment Management Agreement may also be terminated at any time without penalty by the vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board if a court establishes that the Investment Manager or any of its officers or directors has taken any action resulting in a breach of the Investment Manager's covenants under the Investment Management Agreement. As stated above, each Current Investment Management Agreement automatically terminates in the event of its assignment.

ADDITIONAL INFORMATION ABOUT THE INVESTMENT MANAGEMENT AGREEMENTS

The date of each Current Investment Management Agreement, the date when each Current Investment Management Agreement was last approved by the shareholders of each Fund, the date when each New Investment Management Agreement was approved by the Trustees of each Fund and the termination date (unless continued) of each New Investment Management Agreement are included in Appendix 8.

THE NEW INVESTMENT MANAGEMENT AGREEMENTS

The New Investment Management Agreement for each Fund will be dated as of the date of the consummation of the Transaction, which is expected to occur early in the second quarter of 2002. Each New Investment Management Agreement will be in effect for an initial term ending on September 30, 2002 (the same term as would apply under the corresponding Current Investment Management Agreement but for the Transaction), and may be continued thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" (as defined below under "Additional Information") of each Fund, or by the Board and, in either event, the vote of a majority of the Non-interested Trustees, cast in person at a meeting called for such purpose. In the event that shareholders of a Fund do not approve the New Investment Management Agreement, the Current Investment Management Agreement will terminate if the Transaction is consummated. In such event, the Board of such Fund will take such action, if any, as it deems to be in the best interests of the Fund including (without limitation) re-submitting this Proposal for shareholder approval, and/or entering into an interim investment management agreement with Scudder. In the event the Transaction is not consummated, Scudder will continue to provide services to each Fund in accordance with the terms of each Current Investment Management Agreement for such periods as may be approved at least annually by the Board, including a majority of the Non-interested Trustees.

DIFFERENCES BETWEEN THE CURRENT AND NEW INVESTMENT MANAGEMENT AGREEMENTS

The terms of the New Investment Management Agreement for each Fund are substantially identical to the terms of the corresponding Current Investment Management Agreement, except that, to the extent permissible by law, pursuant to each New Investment Management Agreement the Investment Manager would be authorized to appoint certain of its affiliates as sub-advisers to perform certain of the Investment Manager's duties. In such cases, the Investment Manager would also be authorized to adjust the duties, the amount of assets to be managed and the fees paid to any such affiliated sub-advisers. These affiliated sub-advisers must be entities that the Investment Manager controls, is controlled by, or is under common control with, and any such appointments are subject to the further approval of the Non-interested Trustees and the full Board. Shareholders of a Fund that are affected by any adjustment would receive prompt notice following approval by the Non-interested Trustees. The management fee rates paid by the Funds would not increase as a result of any such action; all fees incurred by a sub-adviser will continue to be the responsibility of the Investment Manager. The Investment Manager will retain full responsibility for the actions of any such sub-adviser or delegates.

The investment management fee rates paid by the Funds under the New Investment Management Agreements are the same as those currently in effect.

 THE TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE FOR THE APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT FOR THAT FUND.

              PROPOSAL 3: APPROVAL OF SUB-ADVISORY AGREEMENTS WITH
             DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES LIMITED
               WITH RESPECT TO SCUDDER MULTI-MARKET INCOME TRUST
                       AND SCUDDER STRATEGIC INCOME TRUST

Scudder has proposed entering into a sub-advisory agreement (each, a "Sub-Advisory Agreement"), on behalf of each of Scudder Multi-Market Income Trust and Scudder Strategic Income Trust (each, a "DSA Fund"), with Deutsche Asset Management Investment Services Limited ("DeAMIS") pursuant to which DeAMIS would furnish information, investment recommendations, advice and assistance to Scudder. Each

Sub-Advisory Agreement was unanimously approved by the Board of Trustees for each DSA Fund, including the Non-interested Trustees, at a meeting held on February 4, 2002. The form of each Sub-Advisory Agreement is attached hereto as Exhibit C. A description of the Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit C.

It is anticipated that following the closing of the Transaction, the lead portfolio managers that are responsible for overseeing the management of all or a portion of the DSA Funds' assets may, as set forth in Appendix 5, change, transition from the United States to London and become employees of DeAMIS. It is expected that this transition will allow the portfolio management teams to access the global reach of Deutsche Asset Management more effectively.

Following the closing of the Transaction, a certain amount of time will be necessary to permit Scudder and Deutsche Asset Management to prepare and institute the necessary arrangements for the portfolio managers to transition to DeAMIS. As such, the Sub-Advisory Agreements will go into effect at different times following the closing of the Transaction (and in any case not more than two years following such date) upon the approval of the relevant Board and its Non-interested Trustees. In addition, the fees to be paid to DeAMIS will at that time be determined, again upon the approval of the relevant Board and its Non-interested Trustees. Any such fees payable under the Sub-Advisory Agreements are paid by Scudder and have no effect on management fees paid by the DSA Funds to Scudder pursuant to the New Investment Management Agreements. In no case will the sub-advisory fees paid to DeAMIS by Scudder be greater than those paid by the DSA Funds to Scudder pursuant to the New Investment Management Agreements.

Each Sub-Advisory Agreement as unanimously approved by the Board is now being submitted for approval by the shareholders of each DSA Fund. If it is approved by the shareholders of a DSA Fund, the Sub-Advisory Agreement relating to that DSA Fund would continue in effect until the next September 30 following its date of effectiveness unless earlier terminated, and will continue from year to year thereafter, subject to approval annually by the applicable Board or by a vote of a majority of the outstanding voting securities of that DSA Fund, and also, in either event, approval by a majority of the applicable Board's Non-interested Trustees at a meeting called for the purpose of voting on such approval. If the shareholders of a DSA Fund should fail to approve that Fund's Sub-Advisory Agreement, the Board will take such action, if any, as it considers to be in the best interests of the Fund.

BOARD CONSIDERATIONS

On February 4, 2002, the Board, including the Non-interested Trustees, of each DSA Fund voted unanimously to approve the applicable Sub-Advisory Agreement proposed by Scudder and to recommend its approval to the shareholders of the particular DSA Fund.

In considering whether to approve the Sub-Advisory Agreements and recommend their approval to shareholders, the Boards considered similar factors to those they considered in approving the New Investment Management Agreements relating to the DSA Funds, to the extent applicable. (See Proposal 2 for more information regarding the Boards' evaluation.) In addition, the Boards considered the recommendation of Scudder and various information and materials provided by each of Scudder and DeAMIS. As discussed above, the Sub-Advisory Agreements will allow the portfolio managers to integrate with DeAMIS' London facilities. Furthermore, the Boards considered that approval of the Sub-Advisory Agreements would not affect management fee rates applicable to the DSA Fund.

The Boards were told by representatives of Deutsche Asset Management that the deferral in implementing the Sub-Advisory Agreements is needed to permit Scudder and Deutsche Asset Management a sufficient amount of time (which may vary for each DSA Fund) to plan, prepare and institute the necessary arrangements for the transition of portfolio management teams to DeAMIS. Scudder also emphasized to the Boards that the Sub-Advisory Agreements would be implemented only upon the approval of the applicable DSA Fund's Non-interested Trustees based on information they then deemed adequate and necessary to consider these arrangements, including the sub-advisory fee to be paid under the Sub-Advisory Agreement.

Each applicable Board, including the Non-interested Trustees, unanimously recommends that shareholders of the applicable DSA Fund vote in favor of the approval of the applicable Sub-Advisory Agreement.

DESCRIPTION OF THE SUB-ADVISORY AGREEMENTS

Under each Sub-Advisory Agreement, DeAMIS will provide sub-advisory services relating to the management of the particular DSA Fund's assets, including developing, recommending and implementing an investment program and strategy for the DSA Fund, providing research and analysis relative to the investment program and investments of the DSA Fund, determining which securities should be purchased and sold, monitoring on a continuing basis the performance of the portfolio securities of the DSA Fund to meet its stated investment objective and placing orders for execution of the DSA Fund's portfolio transactions. DeAMIS is required to provide reports upon request on portfolio transactions and reports on assets held in a DSA Fund and will also inform Scudder, the officers and Trustees of the DSA Fund on a current basis of changes in investment strategy or tactics or any other developments materially affecting a DSA Fund.

Pursuant to each Sub-Advisory Agreement, DeAMIS, at its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties under the Agreement. Also pursuant to each Sub-Advisory Agreement, Scudder and the applicable DSA Fund will assume and pay their respective organizational, operational and business expenses not specifically assumed or agreed to be paid by DeAMIS pursuant to the Agreement. DeAMIS will pay its own organizational, operational and business expenses but will not be obligated to pay any expenses of Scudder or the applicable DSA Fund.

As noted above, the sub-advisory fee payable under each Sub-Advisory Agreement would be paid by the Investment Manager, not the particular DSA Fund, and will be set, and may vary from time to time thereafter, subject to the approval of the applicable DSA Fund's Board, including a majority of its Non-interested Trustees.

Each Sub-Advisory Agreement provides that DeAMIS shall not be liable for any error of judgment or law or for any loss suffered by the DSA Funds or Scudder in connection with the matters to which the Sub-Advisory Agreement relates, except loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMIS in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

Each Sub-Advisory Agreement provides that DeAMIS agrees to indemnify and hold harmless Scudder against any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Scudder may become subject arising out of or as a result of certain breaches by DeAMIS of its responsibilities under the Sub-Advisory Agreement. Similarly, Scudder agrees to indemnify and hold harmless DeAMIS against any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which DeAMIS may become subject arising out of or as a result of certain breaches by Scudder of its responsibilities under the Sub-Advisory Agreement or the applicable New Investment Management Agreement.

Each Sub-Advisory Agreement may be terminated without penalty at any time by the applicable Trustees, by vote of a majority of the outstanding voting securities of the applicable DSA Fund, or by Scudder or by DeAMIS upon 60 days' written notice, and will automatically terminate in the event of its assignment by either party to the particular Sub-Advisory Agreement, as defined in the 1940 Act, or upon termination of the New Investment Management Agreement with the applicable DSA Fund. In addition, Scudder or the applicable DSA Fund may terminate the applicable Sub-Advisory Agreement upon immediate notice if DeAMIS becomes statutorily disqualified from performing its duties under the Agreement or otherwise is legally prohibited from operating as an investment adviser.

Each Sub-Advisory Agreement may be amended only in accordance with applicable law, and only by a written instrument signed by all parties to the Agreement.

INFORMATION ABOUT DEAMIS

DeAMIS, with headquarters at One Appold Street, London, EC2A 2UU, England, provides a full range of international investment advisory services to institutional and retail clients, and as of December 31, 2001, managed more than $6 billion in assets. DeAMIS is an indirect wholly-owned subsidiary of Deutsche Bank.

The principal occupations of each director and principal executive officer of DeAMIS are set forth in the table below. The principal business address of each director and principal executive officer, as it relates to his or her duties at DeAMIS, is One Appold Street, London, EC2A 2UU, England. No Trustees or officers of any DSA Fund are employees, officers, directors or shareholders of DeAMIS.

Alexander Tedder. Director, DeAMIS.

Richard Charles Wilson. Director, DeAMIS.

Annette Jane Fraser. Chief Executive Officer, DeAMIS.

Stephen John Maynard. Finance Officer, DeAMIS.

Matthew Alan Linsey. Director, DeAMIS.

Adrian Dyke. Secretary, DeAMIS.

Exhibit D sets forth the fees and other information regarding investment companies advised or sub-advised by DeAMIS that have similar investment objectives to the DSA Funds.

BROKERAGE COMMISSIONS ON FUND TRANSACTIONS

DeAMIS will place all orders for portfolio transactions of the DSA Funds' securities. When it can be done consistently with the policy of obtaining the most favorable net results, DeAMIS may place such orders with brokers and dealers who provide market, statistical and other research information to a DSA Fund or DeAMIS. DeAMIS is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of market, statistical and other research information. Allocation of portfolio transactions is supervised by DeAMIS.

REQUIRED VOTE

Approval of each Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" (as defined below under "Additional Information") of the applicable DSA Fund.

             THE TRUSTEES OF SCUDDER MULTI-MARKET INCOME TRUST AND
           SCUDDER STRATEGIC INCOME TRUST UNANIMOUSLY RECOMMEND THAT
          SHAREHOLDERS OF EACH SUCH FUND VOTE FOR THE APPROVAL OF THE
                            SUB-ADVISORY AGREEMENT.

           PROPOSAL 4: RATIFICATION OR REJECTION OF THE SELECTION OF
                              INDEPENDENT AUDITORS

The Board of Trustees of each Fund, including all of the Non-interested Trustees, has selected Ernst & Young LLP ("E&Y") to act as independent auditors of each Fund with respect to its financial statements for the current fiscal year and recommends that shareholders ratify such selection. E&Y has served each Fund in this capacity since the Fund was organized and has no direct or indirect financial interest in any Fund. E&Y's only interest in each Fund is to serve the Fund as independent auditors. One or more representatives of E&Y are expected to be present at the Meetings and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

The table provided in Appendix 9 shows the fees paid to E&Y by each Fund during that Fund's most recent fiscal year. The information in the column "Audit Fees" shows the amounts paid for professional services rendered for the audit of each Fund's annual financial statements for its most recent fiscal year. The fees disclosed under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" include aggregate fees billed for services rendered, if any, during the most recent calendar year to each Fund, Scudder and all entities controlling, controlled by, or under common control with Scudder that provide services to that Fund.

The Audit Committee will review, at least annually, whether E&Y's receipt of non-audit fees from the Funds, Scudder and all entities controlling, controlled by, or under common control with Scudder that provide services to the Funds is compatible with maintaining E&Y's independence.

              THE TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE FOR THE RATIFICATION
                   OF THE SELECTION OF INDEPENDENT AUDITORS.

                             ADDITIONAL INFORMATION

GENERAL

The cost of preparing, printing and mailing the enclosed proxy card(s) and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by Scudder. In addition to solicitation by mail, certain officers and representatives of each Fund, officers and employees of Scudder and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

Any shareholder of a Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the applicable Fund, c/o Zurich Scudder Investments, Inc., at the address for the Fund shown at the beginning of this Proxy Statement) or in person at a Meeting, by executing a superseding proxy or by submitting a notice of revocation to the applicable Fund. All properly executed proxies received in time for the Meetings will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal referred to in the Proxy Statement.

The presence at a Meeting, in person or by proxy, of the holders of a majority, with respect to each Fund, of the shares entitled to be cast of such Fund shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at a Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at a Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

Approval of Proposal 1, with respect to each Fund, requires the affirmative vote of a plurality of the shares of that Fund voting at the Meeting (i.e., the twelve nominees receiving the greatest number of votes will be elected). As noted previously, the holders of the Preferred Shares of KTF and KSM, voting as a separate class for those Funds, are entitled to elect two Trustees and the holders of the Common Shares and Preferred Shares of KTF and KSM, voting together as a single class for each Fund, are entitled to elect the ten remaining Trustees. Approval of Proposals 2 and 3, with respect to each applicable Fund, requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of that Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Proxy Statement means: the affirmative vote of the lesser of (i) 67% of the voting securities of a Fund present at a Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or
(ii) more than 50% of the outstanding voting securities of the Fund. Approval of Proposal 4, with respect to each Fund, requires the affirmative vote of a majority of the shares of that Fund voting at a Meeting.

Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for Proposals 1 and 4. Abstentions will have the effect of a "no" vote on Proposals 2 and 3. Broker non-votes will have the effect of a "no" vote for Proposals 2 and 3 if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of a Fund. Broker non-votes will not constitute "yes" or "no" votes for Proposals 2 and 3 and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of a Fund present at a Meeting. Broker non-votes are not likely to be relevant to the Meetings because the Funds have been advised by the NYSE that each of the Proposals to be voted upon by the shareholders involves matters that the NYSE considers to be routine and within the discretion of brokers to vote if no customer instructions are received. Shareholders of each Fund will vote separately with respect to each Proposal.

If shareholder approval of Proposal 2 is not obtained prior to the closing of the Transaction, Scudder would propose to enter into an interim advisory agreement with your Fund, pursuant to Rule 15a-4 under the 1940 Act. The interim agreement, which would take effect upon completion of the acquisition of Scudder by Deutsche Bank, would be in substantially the same form as the New Investment Management Agreement, but would not include the new provisions regarding flexibility in managing assets and would include special provisions required by Rule 15a-4, including:

- a maximum term of 150 days;

- a provision that the Board or holders of a majority of the Fund's shares may terminate the agreement at any time without penalty on not more than 10 days' written notice; and

- a provision that the compensation earned by Scudder under the agreement would be held in an interest-bearing escrow account until shareholder approval of the New Investment Management Agreement is obtained, after which the amount in the escrow account (together with any interest) would be paid to Scudder.

If any Fund relying on Rule 15a-4 has not received the requisite shareholder approval for the New Investment Management Agreement within 150 days after completion of the acquisition of Scudder by Deutsche Bank, fees (less reasonable expenses) would be returned to that Fund and the Board of the affected Fund would consider other appropriate arrangements subject to approval in accordance with the 1940 Act.

Holders of record of the shares of each Fund at the close of business on February 8, 2002, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of a Meeting. The table provided in Appendix 10 hereto sets forth the number of shares outstanding for each Fund as of December 31, 2001.

To the best of each Fund's knowledge, as of December 31, 2001, no person owned beneficially more than 5% of any Fund's outstanding shares, except as stated in Appendix 11.

Appendix 1 lists the amount and dollar range of shares of each Fund owned directly or beneficially by the Trustees of the relevant Board and, for the Trustees and officers as a group, the amount of shares owned in each Fund.

Georgeson Shareholder Communications, Inc. ("Georgeson") has been engaged to assist in the solicitation of proxies for the Funds, at an estimated cost of $9,500 per Fund, plus expenses. Such expenses will be borne by Scudder. As the Meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of Georgeson if their votes have not yet been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Funds believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

If a shareholder wishes to participate in a Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card(s) originally sent with this Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact Georgeson toll free at (866) 904-6809. Any proxy given by a shareholder is revocable until voted at a Meeting.

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

A shareholder wishing to submit a proposal for inclusion in a Fund's proxy statement for the 2003 annual meeting of shareholders should send such written proposal to the Secretary of the Fund within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal, however, does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE MEETINGS

The Boards are not aware of any matters that will be presented for action at the Meetings other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Boards,

/s/ John Millette
John Millette
Secretary

                        INDEX OF EXHIBITS AND APPENDICES

EXHIBIT A:         FORM OF NEW INVESTMENT MANAGEMENT
                   AGREEMENT

EXHIBIT B:         MANAGEMENT FEE RATES FOR FUNDS
                   MANAGED BY SCUDDER WITH SIMILAR INVESTMENT OBJECTIVES

EXHIBIT C:         FORM OF DeAMIS SUB-ADVISORY AGREEMENT

EXHIBIT D:         INFORMATION REGARDING OTHER FUNDS
                   ADVISED OR SUB-ADVISED BY DeAMIS

APPENDIX 1:        FUND SHARES OWNED BY TRUSTEES AND
                   OFFICERS

APPENDIX 2:        AUDIT COMMITTEE CHARTER

APPENDIX 3:        OFFICERS

APPENDIX 4:        INFORMATION REGARDING SCUDDER

APPENDIX 5:        PROPOSED PORTFOLIO MANAGER CHANGES

APPENDIX 6:        FEES PAID TO SFAC AND SISC

APPENDIX 7:        FUND MANAGEMENT FEE RATES, NET ASSETS
                   AND AGGREGATE MANAGEMENT FEES

APPENDIX 8:        DATES RELATING TO INVESTMENT
                   MANAGEMENT AGREEMENTS

APPENDIX 9:        FEES PAID TO INDEPENDENT AUDITORS OF
                   THE FUNDS

APPENDIX 10:       FUND SHARES OUTSTANDING

APPENDIX 11:       BENEFICIAL OWNERS OF 5% OR MORE OF
                   FUND SHARES

                                   EXHIBIT A

                                  FORM OF NEW
                        INVESTMENT MANAGEMENT AGREEMENT

                                 [NAME OF FUND]
                           222 SOUTH RIVERSIDE PLAZA
                            CHICAGO, ILLINOIS 60606

                                                               [Date], 2002
Zurich Scudder Investments, Inc.
[address]

                        INVESTMENT MANAGEMENT AGREEMENT

Ladies and Gentlemen:

[Name of Fund] (the "Fund") has been established as a Massachusetts business trust to engage in the business of an investment company. The Fund has issued shares of beneficial interest (the "Shares").

The Fund has selected you to act as the investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Fund agrees with you as follows:

1. Delivery of Documents. The Fund engages in the business of investing and reinvesting its assets in the manner and in accordance with its investment objectives, policies and restrictions. The Fund has furnished you with copies properly certified or authenticated of each of the following documents related to the Fund:

(a) The Declaration of Trust ("Declaration"), as amended to date.

(b) By-Laws of the Fund as in effect on the date hereof (the "By-Laws").

(c) Resolutions of the Trustees of the Fund and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

The Fund will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing.

2. Portfolio Management Services. As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with its investment objectives, policies and restrictions; the applicable provisions of the Investment Company Act of 1940

(the "1940 Act") and the Internal Revenue Code of 1986, as amended, (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Fund's Board of Trustees. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 2, you shall be entitled to receive and act upon advice of counsel to the Fund. You shall also make available to the Fund promptly upon request all of the Fund's investment records and ledgers as are necessary to assist the Fund in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies. You shall determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

You shall furnish to the Fund's Board of Trustees periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Fund's officers or Board of Trustees shall reasonably request.

3. Delegation of Portfolio Management Services. Subject to the prior approval of a majority of the members of the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons," as defined in the 1940 Act, you may, through a sub-advisory agreement or other arrangement, delegate to any other company that you control, are controlled by, or are under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, certain of your duties enumerated in section 2 hereof; provided, that you shall continue to supervise the services provided by such company or employees and any such delegation shall not relieve you of any of your obligations hereunder.

Subject to the provisions of this Agreement, the duties of any sub-adviser or delegate, the portion of portfolio assets of the Fund that the sub-adviser or delegate shall manage and the fees to be paid to the sub-adviser or delegate by you under and pursuant to any sub-advisory agreement or other arrangement entered into in accordance with this Agreement may be adjusted from time to time by you, subject to the prior approval of a majority of the members of the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons," as defined in the 1940 Act.

4. Administrative Services. In addition to the portfolio management services specified above in section 2, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Fund administrative services on behalf of the Fund necessary for operating as a closed-end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Fund's Board of Trustees and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Fund's Registration Statement and semi-annual reports on Form N-SAR; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Fund as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Fund's Board of Trustees. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

5. Allocation of Charges and Expenses. Except as otherwise specifically provided in this section 5, you shall pay the compensation and expenses of all Trustees, officers and executive employees of the Fund (including the Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 2 hereof and the administrative services described in section 4 hereof.

You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 5. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's Trustees and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out-of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Fund; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent for which the Fund is responsible pursuant to the terms of the Fund Accounting Services Agreement, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 5, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Fund business) of Trustees, officers and employees of the Fund who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and statements of additional information of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Trustees and officers of the Fund; and costs of shareholders' and other meetings.

6. Management Fee. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 2, 3, 4 and 5 hereof, the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of (a) [SEE APPENDIX 7 TO THIS PROXY STATEMENT FOR THE INVESTMENT MANAGEMENT FEE RATE PAID BY EACH FUND]; over (b) any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.

The net asset value of the Fund shall be calculated at such time or times as the Trustees may determine in accordance with the provisions of the 1940 Act. On each day when net asset value is not calculated, the net asset value shall be deemed to be the net asset value as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

7. Avoidance of Inconsistent Position; Services Not Exclusive. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's account with brokers or dealers selected by you in accordance with Fund policies. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Fund. Whenever the Fund and one or more other accounts or investment companies advised by you have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by you to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by you to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

8. Limitation of Liability of Manager. As an inducement to your undertaking to render services pursuant to this Agreement, the Fund agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder.

9. Duration and Termination of This Agreement. This Agreement shall remain in force until September 30, 2002, and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Fund's Board of Trustees on 60 days' written notice to you, or by you on 60 days' written notice to the Fund. This Agreement shall terminate automatically in the event of its assignment.

This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that you or any of your officers or directors has taken any action which results in a breach of your covenants set forth herein.

10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

11. Limitation of Liability for Claims. The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name "[Name of Fund]" refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of the Fund, or Trustee, officer, employee or agent of the Fund, shall be subject to claims against or obligations of the Fund to any extent whatsoever, but that the Fund estate only shall be liable.

You are hereby expressly put on notice of the limitation of liability as set forth in the Declaration and you agree that the obligations assumed by the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and you shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund, or from any Trustee, officer, employee or agent of the Fund.

12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

In interpreting the provisions of this Agreement, the definitions contained in
Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

This Agreement shall be construed in accordance with the laws of The Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Fund.

If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Fund, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

Yours very truly,

[NAME OF FUND]

By:
    --------------------------------------------------------
    Vice President

The foregoing Agreement is hereby accepted as of the date hereof.

ZURICH SCUDDER INVESTMENTS, INC.

By:
    --------------------------------------------------------
    Name

    --------------------------------------------------------
    Title

                                   EXHIBIT B

               MANAGEMENT FEE RATES FOR FUNDS MANAGED BY SCUDDER
                      WITH SIMILAR INVESTMENT OBJECTIVES*

NAME OF FUND                                        OBJECTIVE                                 FEE RATE(+)           NET ASSETS*
------------                                        ---------                                 -----------           -----------
U.S. INCOME FUNDS

Scudder Floating Rate Fund   As high a level of current income as is consistent with    0.500% to $1 billion       $  172,334,773
                             the preservation of capital.                               0.490% next $2 billion
                                                                                        0.480% next $2 billion
                                                                                        0.470% next $5 billion
                                                                                        0.450% over $10 billion

Scudder GNMA Fund            High level of income while actively seeking to reduce      0.400% to $5 billion       $4,273,399,626
                             downside risk compared with other GNMA mutual funds.       0.385% next $1 billion
                                                                                        0.370% over $6 billion

Scudder High-Yield Fund      Highest level of current income obtainable from a          0.580% to $250 million     $2,616,954,464
                             diversified portfolio of fixed-income securities which     0.550% next $750 million
                             the fund's investment manager considers consistent with    0.530% next $1.5 billion
                             reasonable risk. As a secondary objective, the fund will   0.510% next $2.5 billion
                             seek capital gain where consistent with its primary        0.480% next $2.5 billion
                             objective.                                                 0.460% next $2.5 billion
                                                                                        0.440% next $2.5 billion
                                                                                        0.420% over $12.5
                                                                                        billion

Scudder High-Yield           Total return through high current income and capital       0.600% to $500 million     $  129,687,812
  Opportunity Fund           appreciation.                                              0.575% next $500 million
                                                                                        0.550% next $500 million
                                                                                        0.525% next $500 million
                                                                                        0.500% next $1 billion
                                                                                        0.475% over $3 billion

NAME OF FUND                                        OBJECTIVE                                 FEE RATE(+)           NET ASSETS*
------------                                        ---------                                 -----------           -----------
Scudder Income Fund          High income while managing its portfolio in a way that     0.550% to $250 million     $  835,783,924
                             is consistent with the prudent investment of               0.520% next $750 million
                             shareholders' capital.                                     0.500% next $1.5 billion
                                                                                        0.480% next $2.5 billion
                                                                                        0.450% next $2.5 billion
                                                                                        0.430% next $2.5 billion
                                                                                        0.410% next $2.5 billion
                                                                                        0.400% over $12.5
                                                                                        billion(++)

Scudder Short Term Bond      High income while managing its portfolio in a way that     0.450% to $1.5 billion     $1,142,547,984
  Fund                       is consistent with maintaining a high degree of            0.425% next $500 million
                             stability of shareholders' capital.                        0.400% next $1 billion
                                                                                        0.385% next $1 billion
                                                                                        0.370% next $1 billion
                                                                                        0.355% next $1 billion
                                                                                        0.340% over $6 billion

Scudder Strategic Income     High current return.                                       0.580% to $250 million     $  438,621,367
  Fund                                                                                  0.550% next $750 million
                                                                                        0.530% next $1.5 billion
                                                                                        0.510% next $2.5 billion
                                                                                        0.480% next $2.5 billion
                                                                                        0.460% next $2.5 billion
                                                                                        0.440% next $2.5 billion
                                                                                        0.420% over $12.5
                                                                                        billion

NAME OF FUND                                        OBJECTIVE                                 FEE RATE(+)           NET ASSETS*
------------                                        ---------                                 -----------           -----------
Scudder U.S. Government      High current income, liquidity and security of             0.450% to $250 million     $4,211,460,035
  Securities Fund            principal.                                                 0.430% next $750 million
                                                                                        0.410% next $1.5 billion
                                                                                        0.400% next $2.5 billion
                                                                                        0.380% next $2.5 billion
                                                                                        0.360% next $2.5 billion
                                                                                        0.340% next $2.5 billion
                                                                                        0.320% over $12.5
                                                                                        billion

GLOBAL INCOME FUNDS

Scudder Emerging Markets     High current income and, secondarily, long-term capital    1.000% to $500 million     $  120,468,131
  Income Fund                appreciation.                                              0.950% over $500 million

Scudder Global Bond Fund     Total return with an emphasis on current income; capital   0.750% to $250 million     $  180,288,837
                             appreciation is a secondary goal.                          0.720% next $750 million
                                                                                        0.700% next $1.5 billion
                                                                                        0.680% next $2.5 billion
                                                                                        0.650% next $2.5 billion
                                                                                        0.640% next $2.5 billion
                                                                                        0.630% next $2.5 billion
                                                                                        0.620% over $12.5
                                                                                        billion

ASSET ALLOCATION FUNDS SERIES

Scudder Pathway Series:      Current income and, as a secondary objective, long-term    There will be no fee as    $  112,874,335
  Conservative Portfolio     growth of capital.                                         the Investment Manager
                                                                                        will receive a fee from
                                                                                        the underlying funds.

Scudder Pathway Series:      Balance of current income and growth of capital.           There will be no fee as    $  268,370,642
  Moderate Portfolio                                                                    the Investment Manager
                                                                                        will receive a fee from
                                                                                        the underlying funds.

NAME OF FUND                                        OBJECTIVE                                 FEE RATE(+)           NET ASSETS*
------------                                        ---------                                 -----------           -----------
U.S. GROWTH AND INCOME FUNDS

Scudder Balanced Fund        Balance of growth and income from a diversified            0.470% to $1.5 billion     $  926,626,559
                             portfolio of equity and fixed-income securities.           0.445% next $500 million
                                                                                        0.420% over $2 billion

Scudder Dividend & Growth    High current income and long-term growth of capital by     0.750% to $500 million     $   31,584,123
  Fund                       investing primarily in common stocks, convertible          0.700% over $500 million
                             securities and real estate investment trusts.

Scudder Growth and Income    Long-term growth of capital, current income and growth     0.450% to $14 billion      $6,890,176,215
  Fund                       of income while actively seeking to reduce downside risk   0.425% next $2 billion
                             as compared with other growth and income funds.            0.400% next $2 billion
                                                                                        0.385% over $18 billion

CLOSED-END FUNDS

Scudder High Income Trust    Highest current income obtainable consistent with          0.850% to $250 million     $  172,641,703
                             reasonable risk with capital gains secondary.              0.750% over $250
                                                                                        million(1)

Scudder Intermediate         High current income consistent with preservation of        0.800% of net assets(1)    $  248,728,544
  Government Trust           capital by investing in U.S. and foreign government
                             securities.

Scudder Multi-Market Income  High current income consistent with prudent total return   0.850% of net assets(1)    $  162,810,924
  Trust                      asset management by investing in a diversified portfolio
                             of investment grade tax-exempt securities.

Scudder Municipal Income     High level of current income exempt from federal income    0.550% of net assets(1)    $  726,129,144
  Trust                      tax.

Scudder Strategic Income     High current income.                                       0.850% of net assets(1)    $   40,839,186
  Trust

NAME OF FUND                                        OBJECTIVE                                 FEE RATE(+)           NET ASSETS*
------------                                        ---------                                 -----------           -----------
Scudder Strategic Municipal  High level of current income exempt from federal income    0.600% of net assets(1)    $  197,223,147
  Income Trust               tax by investing in a diversified portfolio of
                             tax-exempt municipal securities.

Montgomery Street Income     High level of current income consistent with prudent       0.500% to $150 million     $  195,533,218
  Securities, Inc.           investment risks through a diversified portfolio           0.450% next $50 million
                             primarily of debt securities.                              0.400% over $200
                                                                                        million(2)

Scudder Global High Income   High level of current income and, secondarily, capital     1.200% of net assets(1)    $   56,235,145
  Fund, Inc.                 appreciation through investment principally in dollar-
                             denominated Latin American debt instruments.

INSURANCE/ANNUITY PRODUCTS

Bond Portfolio               High level of income consistent with a high quality        0.475% of net assets       $  181,899,319
                             portfolio of debt securities.

Scudder Blue Chip Portfolio  Growth of capital and of income.                           0.650% of net assets       $  239,669,789

Scudder Government           High current income consistent with preservation of        0.550% of net assets       $  305,223,400
  Securities Portfolio       capital.

Scudder High Yield           High level of current income.                              0.600% of net assets       $  335,090,389
  Portfolio

Scudder Investment Grade     High current income.                                       0.600% of net assets       $  133,759,440
  Bond Portfolio

NAME OF FUND                                        OBJECTIVE                                 FEE RATE(+)           NET ASSETS*
------------                                        ---------                                 -----------           -----------
SVS Growth and Income        Long-term capital growth and current income.               0.950% to $250 million     $  178,848,733
  Portfolio                                                                             0.925% next $250 million
                                                                                        0.900% next $500 million
                                                                                        0.875% next $1.5 billion
                                                                                        0.850% over $2.5 billion

---------------

(*) Unless otherwise noted, the information provided in the chart is shown as of the end of each Fund's most recent fiscal year.

(+) Unless otherwise noted, the investment management fee rates provided above are based on the average daily net assets of a Fund. Certain Funds from time to time may be subject to waiver and/or expense limitations.

(1) Based on average weekly net assets.

(2) Based on average monthly net assets.

                                   EXHIBIT C

                                    FORM OF
                         DEAMIS SUB-ADVISORY AGREEMENT

                             SUBADVISORY AGREEMENT

AGREEMENT made as of the [Date], between ZURICH SCUDDER INVESTMENTS, INC., a Delaware corporation (hereinafter called the "Manager"), and DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES LIMITED, (hereinafter called the "Subadviser").

                                  WITNESSETH:

WHEREAS, [Name of Trust] (the "Trust") is a Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the "Investment Company Act");

WHEREAS, the Manager desires to utilize the services of the Subadviser to provide subadvisory services with respect to the [Name of Series] (the "Series"), being one of the series of the Trust, which is under the management of the Manager pursuant to an Investment Management Agreement between the Manager and the Trust dated [date]; and

WHEREAS, the Subadviser is willing to perform such services on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual agreements herein contained, it is agreed as follows:

1. The Subadviser's Services. The Subadviser shall serve the Manager as investment counsel with respect to the Fund.

The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Fund as set forth in the current Prospectus and Statement of Additional Information of the Trust relating to the Fund (including amendments), and in accordance with the Declaration of Trust and By-laws of the Trust, as both may be amended from time to time, governing the offering of its shares and subject to such resolutions, policies and procedures as from time to time may be adopted by the Board and furnished to the Subadviser in writing, and in accordance with the instructions and procedures of the Manager furnished to the Subadviser in writing, to develop, recommend and implement such investment program and strategy for the Fund, to provide research and analysis relative to the investment program and securities and other investments ("investments") of the Fund, to determine what investments should be purchased, sold and, if applicable, loaned by the Fund and to monitor on a continuing basis the performance of the investments of the Fund. In addition, the Subadviser shall place orders for the purchase and sale of investments for the Fund and, subject to the provisions of this section, shall take reasonable steps to assure that those portfolio transactions are effected subject to the best execution under the circumstances. The Subadviser shall advise the custodian for the Fund ("Custodian") and the Manager on a prompt basis of each purchase and sale of an investment specifying the name of the issuer, the CUSIP number (if available), the description and amount (or number of shares) of the investment purchased, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer. From time to time as the Board or the Manager may reasonably request, the Subadviser shall furnish to the Manager, the Trust's officers and to each of its Trustees reports on portfolio transactions and reports on assets held in the Fund, all in such detail as the Trust or the Manager may reasonably request. The Subadviser shall also inform the Manager, the Trust's officers and the Board on a current basis of changes in investment strategy or tactics or any other developments materially affecting the Fund. The Subadviser shall make its officers and employees available to meet with the Manager, the Trust's officers and the Board at least quarterly on due notice and at such other times as may be mutually agreeable, to review the investments and investment performance of the Fund in the light of the Fund's investment objectives and policies and market conditions.

It shall be the duty of the Subadviser to furnish to the Trustees such information as may reasonably be requested in order for the Board to evaluate this Agreement or any proposed amendments thereto for the purposes of casting a vote pursuant to Section 9 hereof.

In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and except as otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust, the Fund or the Manager in any way or otherwise be deemed to be an agent of the Trust, the Fund or the Manager.

In furnishing the services under this Agreement, the Subadviser shall comply with the requirements of the Investment Company Act and of the Investment Advisers Act of 1940 ("Advisers Act") applicable to it, the regulations promulgated thereunder, and all other applicable laws and regulations. The Subadviser shall immediately notify the Manager and the Trust in the event that the Subadviser: (1) becomes subject to a statutory disqualification that prevents the Subadviser from serving as an investment adviser pursuant to this Agreement; or (2) is or expects to become the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission ("SEC") or other regulatory authority (including, without limitation, any self-regulatory organization).

The Subadviser shall immediately forward, upon receipt, to the Manager any correspondence from the SEC or other regulatory authority that relates to the Fund.

The Subadviser's primary consideration in effecting a security transaction shall be to obtain the best execution under the circumstances for the Fund, taking into account the factors specified in the Prospectus and Statement of Additional Information of the Trust relating to the Fund. Subject to such policies as the Board may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer for effecting a portfolio investment transaction an amount of commission in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of either that particular transaction or its overall responsibilities with respect to accounts as to which it exercises investment discretion. The Subadviser shall provide such reports as the Board or the Manager may request with respect to the Fund's brokerage and the manner in which that brokerage was allocated.

The Fund's assets shall be maintained in the custody of the Custodian (who shall be identified by the Manager in writing). The Subadviser shall not have custody of any securities, cash or other assets of the Fund, and shall not be liable for any loss resulting from any act or omission of the Custodian other than acts or omissions arising on reliance on instructions of the Subadviser. The Subadviser shall promptly notify the Manager if the Subadviser becomes an affiliate person of the Custodian.

2. Delivery of Documents to the Subadviser. The Manager shall furnish to the Subadviser copies of each of the following documents:

(i)    The Declaration of Trust of the Trust as in effect on the date hereof;

(ii)   The By-laws of the Trust in effect on the date hereof;

(iii) The resolutions of the Board approving the engagement of the Subadviser as subadviser for the Fund and approving the form of this agreement;

(iv) The resolutions of the Board selecting the Manager as investment manager to the Fund and approving the form of the Investment Management Agreement with the Trust, on behalf of the Fund;

(v)    The Investment Management Agreement with the Trust on behalf of the Fund;

(vi) The Code of Ethics of the Trust and of the Manager as currently in effect;

(vii) Current copies of the Prospectus and Statement of Additional Information of the Trust relating to the Fund; and

(viii) Resolutions, policies and procedures adopted by the Board in respect of the management or operation of the Fund.

The Manager shall furnish the Subadviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to Items (i) through (viii) above shall be provided within 30 days of the time such materials became available to the Manager and, until so provided, the Subadviser may continue to rely on those documents previously provided.

During the term of this Agreement, the Manager also shall furnish to the Subadviser prior to use thereof copies of all Trust documents, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public that refer in any way to the Subadviser, and shall not use such material if the Subadviser reasonably objects in writing within five business days (or such other time period as may be mutually agreed) after receipt thereof. However, the Manager and the Subadviser may mutually agree that certain of the above-mentioned documents do not need to be furnished to the Subadviser prior to the document's use.

In the event of termination of this Agreement, the Manager shall continue to furnish to the Subadviser copies of any of the above-mentioned materials that refer in any way to the Subadviser. The Manager shall furnish or otherwise make available to the Subadviser such other information relating to the business affairs of the Trust as the Subadviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

3. Delivery of Documents to the Manager. The Subadviser shall furnish the Manager with copies of each of the following documents:

(i)   The Subadviser's most recent balance sheet;

(ii) Separate lists of persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to the Custodian and the fund accounting agent of Trust assets for the Fund;

(iii) The Code of Ethics of the Subadviser as currently in effect; and

(iv) Any compliance policies, trading, commission and other reports, confirmation of the Subadviser's insurance coverage (in form and substance satisfactory to the Manager), and such other management or operational documents as the Manager may reasonably request in writing (on behalf of itself or the Board) in assessing the Subadviser.

The Subadviser will maintain a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act. The Subadviser has adopted procedures reasonably necessary to prevent its "access persons", as such term is defined in Rule 17j-1, from violating its code of ethics. The Subadviser will notify the Board upon the adoption of any material change to its Code of Ethics so that the Board, including a majority of Trustees who are not interested persons of the Trust, may approve the change not later than six months after its adoption by the Subadviser, as required by Rule 17j-1. The Subadviser also shall provide the Trust with a copy of any amendments to its Code of Ethics that do not represent a material change to such Code. Within 45 days of the end of each year while this Agreement is in effect (or more frequently if required by Rule 17j-l or as the Trust may reasonably request), the Subadviser shall provide the Board with a written report that, as required by Rule 17j-l: (1) describes any issue arising under the Subadviser's Code of Ethics or procedures since the last report to the Board, including, but not limited to, information about material violations of the Code or procedures and sanctions imposed in response to the material violations, and (2) certifies that the Subadviser has adopted procedures reasonably necessary to prevent its access persons from violating its Code of Ethics. Upon the written request of the Trust, the Subadviser shall permit the Trust to examine the reports to be made by the Subadviser under Rule 17j-l(d) and the records the Subadviser maintains pursuant to Rule 17j-l(f).

The Subadviser shall furnish the Manager from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Additionally, the Subadviser shall provide to the Manager such other documents relating to its services under this Agreement as the Manager may reasonably request on a periodic basis. Such amendments or supplements as to items (i) through (iii) above shall be provided within 30 days of the time such materials became available to the Subadviser.

The Subadviser shall promptly notify the Manager of any transaction or other event that results in an "assignment" of this Agreement within the meaning of the Investment Company Act. In addition, the Subadviser shall promptly complete and return to the Manager or the Trust any compliance questionnaires or other inquiries submitted to the Subadviser in writing.

4. Other Agreements, etc. It is understood that any of the shareholders, the Trustees, officers and employees of the Trust or the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Subadviser, any interested person of the Subadviser, any organization in which the Subadviser may have an interest or any organization which may have an interest in the Subadviser, and that any such interested person or any such organization may have an interest in the Trust or the Fund. It is also understood that the Subadviser, the Manager and the Trust may have advisory, management, service or other contracts with other individuals or entities, and may have other interests and businesses. On occasions when the Subadviser deems the purchase or sale of a security for the Fund to be in the best interest of the Fund, as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the investments to be sold or purchased in order to obtain best execution under the circumstances. In such event, allocation of the investments so purchased or sold, as well as the expenses incurred in the transactions, shall be made by the Subadviser in the manner the Subadviser considers to be most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. Nothing in this Agreement shall impose upon the Subadviser any obligation to purchase or sell for the Fund, or recommend for purchaser or sale, by the Fund any investment which it or its officers, directors, affiliates or employees may purchase or sell for the Subadviser or such officer's, director's, affiliate's or employee's own accounts or for the account of any of the Subadviser's clients, advisory or otherwise.

The Subadviser may give advice and take action with respect to other funds or clients, or for its own account which may differ from the advice or the timing or nature of action taken with respect to the Fund.

Nothing in this Agreement shall be implied to prevent (1) the Manager from engaging other subadvisers to provide investment advice and other services in relation to assets of the Fund, or other series of the Trust for which the Subadviser does not provide such services, or to prevent the Manager from providing such services itself in relation to such assets or series; or (2) the Subadviser from providing investment advice and other services to other funds or clients.

5. Fees, Expenses and Other Charges.

(i) Subject to the provisions of this Agreement, the duties of the Subadviser, the portion of portfolio assets that the Subadviser shall manage, and the fees to be paid the Subadviser by the Manager under and pursuant to this Agreement may be adjusted from time to time by the Manager with and upon the approval of the Board and the members of the Trust's Board of Trustees who are not "interested persons," as defined in the Investment Company Act.

(ii) The Subadviser, at its expense, shall furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties under this Agreement.

6. Confidential Treatment. It is understood that any information or recommendation supplied by the Subadviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Manager, the Trust or such persons as the Manager may designate in connection with the Fund. It is also understood that any information supplied to the Subadviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of investments which, on a temporary basis, may not be bought or sold for the Fund, is to be regarded as confidential and for use only by the Subadviser in connection with its obligation to provide investment advice and other services to the Fund.

The Subadviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

7. Representations and Covenants of the Parties. The Subadviser hereby acknowledges that it is registered as an investment adviser under the Advisers Act and that neither it nor any affiliated person of it, as such term is defined in Section 2(a)(3) of the Investment Company Act ("affiliated person"), is subject to any disqualification that would make the Subadviser unable to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act. The Subadviser covenants that it will carry out appropriate compliance procedures necessary to the operation of the Fund as the Subadviser and the Manager may agree. The Subadviser also covenants that it will manage the Fund in conformity with all applicable rules and regulations of the SEC in all material respects and so that the Series will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code").

8. Reports by the Subadviser and Records of the Fund. The Subadviser shall furnish the Manager monthly, quarterly and annual reports concerning the transactions and performance of the Fund, including information required to be disclosed in the Trust's registration statement, in such form as may be mutually agreed, to review the Fund and discuss the management of it. If requested by the Manager, the Subadviser shall also furnish the Manager quarterly compliance certifications. The Subadviser shall permit its financial statements, books and records with respect to the Fund to be inspected and audited by the Trust, the Manager or their agents at all reasonable times during normal business hours. The Subadviser shall immediately notify and forward to both the Manager and legal counsel for the Fund any legal process served upon it on behalf of the Manager or the Trust. The Subadviser shall promptly notify the Manager of any changes in any information concerning the Subadviser of which the Subadviser becomes aware that would be required to be disclosed in the Trust's registration statement.

In compliance with the requirements of Rule 3la-3 under the Investment Company Act, the Subadviser agrees that all records it maintains for the Trust with respect to the Fund are the property of the Trust and further agrees to surrender promptly to the Trust or the Manager any such records upon the Trust's or the Manager's request. However, the Subadviser may retain copies of such records to comply with the recordkeeping requirements of the Investment Advisers Act and Investment Company Act. The Subadviser further agrees to maintain for the Trust the records the Trust is required to maintain under Rule 3la-l(b) insofar as such records relate to the investment affairs of the Fund. The Subadviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the Investment Company Act the records it maintains for the Trust.

9. Continuance and Termination. This Agreement shall remain in full force and effect through [date], and is renewable annually thereafter by specific approval of the Board or by the affirmative vote of a majority of the outstanding voting securities of the Series. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the Investment Company Act, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Board, by vote of a majority of the outstanding voting securities of the Fund, or by the Manager or by the Subadviser upon 60 days' written notice. This Agreement shall automatically terminate in the event of its assignment by either party to this Agreement, as defined in the Investment Company Act, or upon termination of the Manager's Investment Management Agreement with the Trust, on behalf of the Fund. In addition, the Manager or the Trust may terminate this Agreement upon immediate notice if the Subadviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.

10. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved in a manner consistent with the Investment Company Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom, SEC no-action letter or SEC interpretive guidance.

11. Voting Rights. The Manager shall be responsible for exercising any voting rights of any investments of the Fund.

12. Indemnification. The Subadviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise, arising out of the Subadviser's responsibilities as manager of the Fund (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Subadviser, any of the Subadviser's employees or representatives or any affiliate of or any person acting on behalf of the Subadviser; or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus and Statement of Additional Information of the Trust relating to the Fund or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by the Subadviser to the Manager, the Trust or any affiliated person of the Manager or the Trust expressly for use in the Trust's registration statement, or upon verbal information confirmed by the Subadviser in writing expressly for use in the Trust's registration statement; or (3) to the extent of, and as a result of, the failure of the Subadviser to execute, or cause to be executed, portfolio transactions according to the standards and requirements of the Investment Company Act, the Advisers Act and the Securities Exchange Act of 1934.

In no case shall the Subadviser's indemnity in favor of the Manager or any affiliated person or controlling person of the Manager, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

The Manager agrees to indemnify and hold harmless the Subadviser and any affiliated person or controlling person of the Subadviser against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Subadviser or such affiliated person or controlling person may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise, arising out of the Manager's responsibilities as investment manager of the Fund (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Manager, any of the Manager's employees or representatives or any affiliate of or any person acting on behalf of the Manager; or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus and Statement of Additional Information of the Trust relating to the Fund or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by the Subadviser, or any affiliated person of the Subadviser, expressly for use in the Trust's registration statement or other than upon verbal information confirmed by the Subadviser in writing expressly for use in the Trust's registration statement.

In no case shall the Manager's indemnity in favor of the Subadviser or any affiliated person or controlling person of the Subadviser, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

The obligations of this Section 12 shall survive the termination of this Agreement.

13. Certain Definitions. For the purposes of this Agreement, the "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote, at a duly called and held meeting of shareholders of the Fund, (1) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy; or (2) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

For the purposes of this Agreement, the terms "affiliated person," "interested person" and "assignment" shall have their respective meanings defined in the Investment Company Act, and the term "controlling person" shall have the meaning defined in the 1933 Act, subject, however, to such exemptions as may be granted by the SEC under such Acts.

14. Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered or sent by pre-paid first class letter post to the following addresses or to such other address as the relevant addressee provides in writing to the others for the delivery of such notices and communications, and shall be deemed to have been given at the time of delivery.

If to the Manager:     ZURICH SCUDDER INVESTMENTS, INC.
                       [Address]
If to the Trust:       [NAME OF TRUST]
                       [Name of Fund]
                       [Address]
If to the Subadviser:  DEUTSCHE ASSET MANAGEMENT
                       INVESTMENT SERVICES LIMITED
                       [Address]

15. Instructions. The Subadviser is authorized to honor and act on any notice, instruction or confirmation given by the Trust or Manager in writing signed or sent by one of the persons whose names, addresses and specimen signatures shall be provided by the Trust or Manager from time to time.

16. Law. This Agreement is governed by and shall be construed in accordance with the laws of the State of New York in a manner not in conflict with the provisions of the Investment Company Act, except with respect to Section 16, which shall be construed in accordance with the laws of the Commonwealth of Massachusetts.

17. Limitation of Liability of the Trust, Trustees, and Shareholders. It is understood and expressly stipulated that none of the Trustees, officers, agents, or shareholders of the Trust shall be personally liable hereunder. It is understood and acknowledged that all persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust or the Fund. No series of the Trust shall be liable for the obligations of any other series.

18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute a single instrument.

IN WITNESS WHEREOF, the parties hereto have each caused this instrument to be signed in duplicate on its behalf by the officer designated below thereunto duly authorized.

                                         ZURICH SCUDDER INVESTMENTS,
                                         INC.

Attest:                                  By:
                                         --------------------------
------------------------------------     Name:
Name:                                    Title:
Title:
                                         DEUTSCHE ASSET MANAGEMENT
                                         INVESTMENT SERVICES LIMITED

Attest:                                  By:
                                         --------------------------
------------------------------------     Name:
Name:                                    Title:
Title:

                                   EXHIBIT D

       INFORMATION REGARDING OTHER FUNDS ADVISED OR SUB-ADVISED BY DEAMIS

                           NET ASSETS
                              AS OF                   ADVISORY FEE
NAME OF FUND            DECEMBER 31, 2001    (% OF AVERAGE DAILY NET ASSETS)
------------            -----------------    -------------------------------
International Select
  Equity Fund             $258,283,127                    0.70%
Emerging Markets Debt
  Fund                    $ 74,401,141                    1.00%
Emerging Markets
  Equity Fund             $122,395,262                    1.00%

                                   APPENDIX 1

                   FUND SHARES OWNED BY TRUSTEES AND OFFICERS

The following table sets forth, for each Trustee and for the Trustees and officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2001. For each of Mr. Dunaway and Mr. Edgar, the amounts shown include share equivalents of funds advised by Scudder in which they are deemed to be invested pursuant to such Fund's Deferred Compensation Plan. The information as to beneficial ownership is based on statements furnished to each Fund by each Trustee and officer. Unless otherwise noted, (i) beneficial ownership is based on sole investment power, (ii) each Trustee's individual beneficial shareholdings of each Fund constitute less than 1% of the outstanding shares of such Fund, and (iii) as a group, the Trustees and officers of each Fund own beneficially less than 1% of the shares of such Fund.

                                               SCUDDER
                                             INTERMEDIATE     SCUDDER
                              SCUDDER HIGH    GOVERNMENT    MULTI-MARKET   SCUDDER MUNICIPAL   SCUDDER STRATEGIC
NAME OF TRUSTEE               INCOME TRUST      TRUST       INCOME TRUST     INCOME TRUST        INCOME TRUST
---------------               ------------   ------------   ------------   -----------------   -----------------
John W. Ballantine                   0              0              0                0                   0
Lewis A. Burnham                     0              0              0                0                   0
Mark S. Casady                       0              0              0                0                   0
Linda C. Coughlin                    0              0              0                0                   0
Donald L. Dunaway                    0              0              0                0                   0
James R. Edgar                       0              0              0                0                   0
William F. Glavin, Jr.               0              0              0                0                   0
Robert B. Hoffman                    0              0              0                0                   0
Shirley D. Peterson                  0              0              0                0                   0
Fred B. Renwick                    200            200            200                0                 100
William P. Sommers                   0              0              0                0                   0
John G. Weithers                2,700*          1,400          1,200              500               1,300
All Current Directors and
  Officers as a Group            2,900          1,600          1,400              500               1,400


                              STRATEGIC MUNICIPAL
NAME OF TRUSTEE                  INCOME TRUST
---------------               -------------------
John W. Ballantine                      0
Lewis A. Burnham                        0
Mark S. Casady                          0
Linda C. Coughlin                       0
Donald L. Dunaway                       0
James R. Edgar                          0
William F. Glavin, Jr.                  0
Robert B. Hoffman                       0
Shirley D. Peterson                     0
Fred B. Renwick                         0
William P. Sommers                      0
John G. Weithers                      500
All Current Directors and
  Officers as a Group                 500

---------------

* Includes 500 shares for which Mr. Weithers has voting control, but no beneficial ownership.

The following table sets forth, for each Trustee, the aggregate dollar range of equity securities owned of each Fund and of all funds overseen by each Trustee in the Fund Complex as of December 31, 2001. The information as to beneficial ownership is based on statements furnished to each Fund by each Trustee.

                                                DOLLAR RANGE OF     DOLLAR RANGE OF
                            DOLLAR RANGE OF    EQUITY SECURITIES   EQUITY SECURITIES     DOLLAR RANGE OF        DOLLAR RANGE OF
                           EQUITY SECURITIES      IN SCUDDER          IN SCUDDER       EQUITY SECURITIES IN   EQUITY SECURITIES IN
                            IN SCUDDER HIGH      INTERMEDIATE        MULTI-MARKET       SCUDDER MUNICIPAL      SCUDDER STRATEGIC
NAME OF TRUSTEE              INCOME TRUST      GOVERNMENT TRUST      INCOME TRUST          INCOME TRUST           INCOME TRUST
---------------            -----------------   -----------------   -----------------   --------------------   --------------------
John W. Ballantine                      None             None                None                  None                     None
Lewis A. Burnham                        None             None                None                  None                     None
Mark S. Casady                          None             None                None                  None                     None
Linda C. Coughlin                       None             None                None                  None                     None
Donald L. Dunaway                       None             None                None                  None                     None
James R. Edgar                          None             None                None                  None                     None
William F. Glavin, Jr.                  None             None                None                  None                     None
Robert B. Hoffman                       None             None                None                  None                     None
Shirley D. Peterson                     None             None                None                  None                     None
Fred B. Renwick                 $1 - $10,000     $1 - $10,000        $1 - $10,000                  None             $1 - $10,000
William P. Sommers                      None             None                None                  None                     None
John G. Weithers           $10,001 - $50,000     $1 - $10,000        $1 - $10,000          $1 - $10,000        $10,001 - $50,000

                                                   AGGREGATE DOLLAR
                             DOLLAR RANGE OF       RANGE OF EQUITY
                           EQUITY SECURITIES IN   SECURITIES IN ALL
                            SCUDDER STRATEGIC       FUNDS OVERSEEN
                                MUNICIPAL           BY TRUSTEE IN
NAME OF TRUSTEE                INCOME TRUST          FUND COMPLEX
---------------            --------------------   -----------------
John W. Ballantine                     None            Over $100,000
Lewis A. Burnham                       None            Over $100,000
Mark S. Casady                         None            Over $100,000
Linda C. Coughlin                      None            Over $100,000
Donald L. Dunaway                      None            Over $100,000
James R. Edgar                         None       $50,001 - $100,000
William F. Glavin, Jr.                 None            Over $100,000
Robert B. Hoffman                      None            Over $100,000
Shirley D. Peterson                    None            Over $100,000
Fred B. Renwick                        None        $10,001 - $50,000
William P. Sommers                     None            Over $100,000
John G. Weithers               $1 - $10,000            Over $100,000

                                   APPENDIX 2

                            AUDIT COMMITTEE CHARTER
                             ADOPTED JULY 18, 2001

I. PURPOSE

The Audit Committee is a committee of the Board of the Fund. Its primary function is to assist the Board in fulfilling certain of its responsibilities.

The Audit Committee serves as an independent and objective party to monitor the Fund's accounting policies, financial reporting and internal control system. The Audit Committee also serves to provide an open avenue of communication among the independent accountants, Fund management, and the Board.

- Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, and internal control.

- The independent accountants have the primary responsibility to plan and implement a proper audit of the accounting, reporting, and internal control practices.

The Audit Committee may have additional functions and responsibility as deemed appropriate by the Board and the Audit Committee.

II. COMPOSITION

The Audit Committee shall be comprised of three or more board members((1)) as determined by the Board, each of whom shall be an independent board member, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. For purposes of the Audit Committee, a board member is independent if he or she is not an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940 and meets the independence requirements set forth in New York Stock Exchange Rule 303.01(B)(3). Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment (or must become financially literate within a reasonable time after his or her appointment to the Audit Committee). At least one member of the Audit Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.

---------------

(1) To the extent the Fund is organized as a Massachusetts business trust, any references to "directors" or "board members" shall be deemed to mean "trustees."

The members and chairman of the Audit Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.

III. MEETINGS

The Audit Committee shall meet four times annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Audit Committee upon reasonable notice to the other members of the Audit Committee. As part of its job to foster open communication, the Audit Committee should meet annually with senior Fund management responsible for accounting and financial reporting and the independent accountants in separate executive sessions to discuss any matters that the Audit Committee, or any of such other persons, believes should be discussed privately.

IV. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

A. Duties/Reports/Review

   1. Review this Charter, annually, and recommend changes, if any, to the Board.

   2. Review, annually, with Fund management and the independent accountants, the organizational structure, reporting relationship, adequacy of resources and qualifications of the senior Fund management personnel responsible for accounting and financial reporting.

   3. Review, annually, with Fund management and the independent accountants, their separate evaluation of the adequacy of the Fund's system of internal controls.

   4. Review, with Fund management and the independent accountants, the SAS 70 prepared by Fund management's independent accountants and those sections of the internal reports, if any, to Fund management prepared by the Manager's internal auditing department related solely to the Fund's systems for accounting, reporting and internal controls and Fund management's response.

   5. Review, annually, with Fund management and the independent accountants, policies for valuation of Fund portfolio securities, and the frequency and magnitude of pricing errors.

   6. Review with Fund management and the independent accountants, the Fund's audited financial statements (including, but not limited to, the matters required to be discussed by statement on Auditing Standards No. 61), and recommend to the Board, if appropriate, that the audited financial statements be included in the Fund's annual report to shareholders required by Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder.

B. Independent Accountants

   1. Recommend to the Board the selection of the independent accountants, considering independence, performance and effectiveness, and approve the fees and other compensation to be paid to the independent accountants, on the condition that the independent accountants are ultimately accountable to the Board and the Audit Committee and that the Audit Committee and the Board, consistent with the requirements of the Investment Company Act of 1940 and relevant state law, have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants (or to nominate the independent accountants to be proposed for shareholder approval in any proxy statement). On an annual basis, request, receive and review the independent accountants' specific representations as to their independence, including identification of all significant relationships the accountants have with the Fund, Fund management and any affiliate and any material service provider of the Fund (including, but not limited to, disclosures regarding the independent accountants' independence required by Independence Standards Board Standard No. 1), and recommend that the Board take appropriate action, if any, in response to the independent accountants' report to satisfy itself of the independent accountants' independence.

   2. Meet with the independent accountants and Fund management to review the scope of the proposed audit for the current year, and at the conclusion thereof review such audit, including any comments or recommendations of the independent accountants or Fund management including their assessment about significant risks or exposures and the steps taken by Fund management to minimize such risks to the Fund.

   3. Review the management letter prepared by the independent accountants and Fund management's response.

   4. Consider for approval any significant special projects for the Fund by the independent accountants.

C. Financial Reporting Processes

   1. Consider the independent accountants' judgment about the quality and appropriateness of the Fund's accounting policies as applied in its financial reporting.

   2. Review any major changes to the Fund's accounting policies as suggested by the independent accountants or Fund management.

   3. Review any significant disagreement among Fund management and the independent accountants in connection with the preparation of the Fund's annual and semi-annual reports, including any difficulties encountered and any restrictions on the scope of the work or access to information.

D. Process Improvements

Review with the independent accountants and Fund management significant changes or improvements in accounting and auditing processes that have been implemented.

E. Other Responsibilities

   1. Investigate any other matter brought to its attention within the scope of its duties, with the power to retain outside counsel or other experts for this purpose at the expense of the Fund, if, in its judgment, that is appropriate.

   2. Perform any other activities consistent with this Charter, the Fund's Charter, By-Laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

Maintain minutes of committee meetings; report its significant activities to the Board; and make such recommendations to the Board as the Audit Committee may deem necessary or appropriate.

                                   APPENDIX 3

                                    OFFICERS

The following persons are officers of each Fund noted in the table below:

                          PRESENT OFFICE WITH THE
                        FUND; PRINCIPAL OCCUPATION     FUND (YEAR FIRST BECAME
NAME (AGE)                   OR EMPLOYMENT (1)             AN OFFICER)(2)
----------              --------------------------     -----------------------
Mark S. Casady (41)     Trustee and President;       Scudder High Income Trust
                        Managing Director, Scudder.  (1988)
                                                     Scudder Intermediate
                                                     Government Trust (1988)
                                                     Scudder Multi-Market Income
                                                     Trust (1988)
                                                     Scudder Municipal Income
                                                     Trust (1988)
                                                     Scudder Strategic Income
                                                     Trust (1988)
                                                     Scudder Strategic Municipal
                                                     Income Trust
                                                     (1988)
Linda C. Coughlin (50)  Trustee, Vice President and  Scudder High Income Trust
                        Chairperson; Managing        (2001)
                        Director, Scudder.           Scudder Intermediate
                                                     Government Trust (2001)
                                                     Scudder Multi-Market Income
                                                     Trust (2001)
                                                     Scudder Municipal Income
                                                     Trust (2001)
                                                     Scudder Strategic Income
                                                     Trust (2001)
                                                     Scudder Strategic Municipal
                                                     Income Trust (2001)
Philip J. Collora (56)  Vice President and           Scudder High Income Trust
                        Assistant Secretary;         (1990)
                        Attorney, Senior Vice        Scudder Intermediate
                        President, Scudder.          Government Trust (1990)
                                                     Scudder Multi-Market Income
                                                     Trust (1990)
                                                     Scudder Municipal Income
                                                     Trust (1990)
                                                     Scudder Strategic Income
                                                     Trust (1990)
                                                     Scudder Strategic Municipal
                                                     Income Trust (1990)

                          PRESENT OFFICE WITH THE
                        FUND; PRINCIPAL OCCUPATION     FUND (YEAR FIRST BECAME
NAME (AGE)                   OR EMPLOYMENT (1)             AN OFFICER)(2)
----------              --------------------------     -----------------------
Kathryn L. Quirk (49)   Vice President; Managing     Scudder High Income Trust
                        Director, Scudder.           (1998)
                                                     Scudder Intermediate
                                                     Government Trust (1998)
                                                     Scudder Multi-Market Income
                                                     Trust (1998)
                                                     Scudder Municipal Income
                                                     Trust (1998)
                                                     Scudder Strategic Income
                                                     Trust (1998)
                                                     Scudder Strategic Municipal
                                                     Income Trust (1998)
Harry E. Resis, Jr.     Vice President; Managing     Scudder High Income Trust
  (56)                  Director, Scudder.           (1993)
Daniel J. Doyle (39)    Vice President; Senior Vice  Scudder High Income Trust
                        President, Scudder.          (2001)
Richard L. Vandenberg   Vice President; Managing     Scudder Intermediate
  (52)                  Director, Scudder;           Government Trust (1996)
                        formerly, Senior Vice
                        President and portfolio
                        manager with an
                        unaffiliated investment
                        management firm.
Scott E. Dolan (35)     Vice President; Senior Vice  Scudder Intermediate
                        President, Scudder.          Government Trust (2001)
Philip G. Condon (51)   Vice President; Managing     Scudder Municipal Income
                        Director, Scudder.           Trust (1999)
                                                     Scudder Strategic Municipal
                                                     Income Trust (1999)
J. Patrick Beimford,    Vice President; Managing     Scudder Multi-Market Income
  Jr. (51)              Director, Scudder.           Trust (1993)
                                                     Scudder Strategic Income
                                                     Trust (1994)
Jan C. Faller (35)      Vice President; Senior Vice  Scudder Multi-Market Income
                        President, Scudder;          Trust (2001)
                        formerly, bond and currency  Scudder Strategic Income
                        investment manager at an     Trust (2001)
                        unaffiliated asset
                        management firm.
Linda J. Wondrack (37)  Vice President; Managing     Scudder High Income Trust
                        Director, Scudder.           (1998)
                                                     Scudder Intermediate
                                                     Government Trust (1998)
                                                     Scudder Multi-Market Income
                                                     Trust (1998)
                                                     Scudder Municipal Income
                                                     Trust (1998)
                                                     Scudder Strategic Income
                                                     Trust (1998)
                                                     Scudder Strategic Municipal
                                                     Income Trust (1998)

                          PRESENT OFFICE WITH THE
                        FUND; PRINCIPAL OCCUPATION     FUND (YEAR FIRST BECAME
NAME (AGE)                   OR EMPLOYMENT (1)             AN OFFICER)(2)
----------              --------------------------     -----------------------
Gary French (50)        Treasurer; Managing          Scudder High Income Trust
                        Director, Scudder.           (2002)
                                                     Scudder Intermediate
                                                     Government Trust (2002)
                                                     Scudder Multi-Market Income
                                                     Trust (2002)
                                                     Scudder Municipal Income
                                                     Trust (2002)
                                                     Scudder Strategic Income
                                                     Trust (2002)
                                                     Scudder Strategic Municipal
                                                     Income Trust (2002)
John R. Hebble (43)     Assistant Treasurer; Senior  Scudder High Income Trust
                        Vice President, Scudder.     (1998)
                                                     Scudder Intermediate
                                                     Government Trust (1998)
                                                     Scudder Multi-Market Income
                                                     Trust (1998)
                                                     Scudder Municipal Income
                                                     Trust (1998)
                                                     Scudder Strategic Income
                                                     Trust (1998)
                                                     Scudder Strategic Municipal
                                                     Income Trust (1998)
Brenda Lyons (38)       Assistant Treasurer; Senior  Scudder High Income Trust
                        Vice President, Scudder.     (1998)
                                                     Scudder Intermediate
                                                     Government Trust (1998)
                                                     Scudder Multi-Market Income
                                                     Trust (1998)
                                                     Scudder Municipal Income
                                                     Trust (1998)
                                                     Scudder Strategic Income
                                                     Trust (1998)
                                                     Scudder Strategic Municipal
                                                     Income Trust (1998)
Thomas Lally (34)       Assistant Treasurer; Senior  Scudder High Income Trust
                        Vice President, Scudder.     (2001)
                                                     Scudder Intermediate
                                                     Government Trust (2001)
                                                     Scudder Multi-Market Income
                                                     Trust (2001)
                                                     Scudder Municipal Income
                                                     Trust (2001)
                                                     Scudder Strategic Income
                                                     Trust (2001)
                                                     Scudder Strategic Municipal
                                                     Income Trust (2001)

                          PRESENT OFFICE WITH THE
                        FUND; PRINCIPAL OCCUPATION     FUND (YEAR FIRST BECAME
NAME (AGE)                   OR EMPLOYMENT (1)             AN OFFICER)(2)
----------              --------------------------     -----------------------
John Millette (39)      Secretary; Vice President,   Scudder High Income Trust
                        Scudder.                     (2000)
                                                     Scudder Intermediate
                                                     Government Trust (2000)
                                                     Scudder Multi-Market Income
                                                     Trust (2000)
                                                     Scudder Municipal Income
                                                     Trust (2000)
                                                     Scudder Strategic Income
                                                     Trust (2000)
                                                     Scudder Strategic Municipal
                                                     Income Trust (2000)
Caroline Pearson (39)   Assistant Secretary;         Scudder High Income Trust
                        Managing Director, Scudder;  (1998)
                        formerly, Associate,         Scudder Intermediate
                        Dechert Price & Rhoads (law  Government Trust (1998)
                        firm) 1989 to 1997.          Scudder Multi-Market Income
                                                     Trust (1998)
                                                     Scudder Municipal Income
                                                     Trust (1998)
                                                     Scudder Strategic Income
                                                     Trust (1998)
                                                     Scudder Strategic Municipal
                                                     Income Trust (1998)

---------------

(1) Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each holds office until the first meeting of Trustees in each calendar year and until his or her successor has been duly elected and qualified, and all other officers hold office as the Trustees permit in accordance with the By-laws of the applicable Fund.

                                   APPENDIX 4

                         INFORMATION REGARDING SCUDDER

Zurich Scudder Investments, Inc., located at 345 Park Avenue, New York, New York 10154, is one of the largest and most experienced investment management firms in the United States. It was established as a partnership in 1919 and restructured as a Delaware corporation in 1985. Its first fund was launched in 1928. As of December 31, 2001, Scudder had approximately $328 billion in assets under management. The principal source of Scudder's income is professional fees received from providing continuing investment advice. Scudder provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

As of December 31, 2001, the outstanding securities of Scudder are held of record as follows: 1.31% by Zurich Insurance Company, 54 Thompson Street, Third Floor, New York, New York 10012; 37.78% and 16.06% by Zurich Holding Company of America ("ZHCA"), 1400 American Lane, Schaumburg, Illinois, 60196 and Zurich Financial Services (UKISA) Limited, 22 Arlington Street, London SW1A, 1RW United Kingdom, respectively, each a wholly owned subsidiary of Zurich Insurance Company; 27.14% by ZKI Holding Corporation ("ZKIH"), 222 South Riverside Plaza, Chicago, Illinois 60606, a wholly owned subsidiary of ZHCA; 13.91% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk and Edmond D. Villani in their capacity as representatives (the "Management Representatives") of Scudder's employee and retired employee stockholders pursuant to a Second Amended and Restated Security Holders Agreement among Scudder, Zurich Insurance Company, ZHCA, ZKIH, the Management Representatives, the employee stockholders, the retired employee stockholders and Edmond D. Villani, as trustee of Zurich Scudder's Executive Defined Contribution Plan Trust (the "Plan Trust"); and 3.80% by the Plan Trust.

On October 17, 2000, the dual holding company structure of Zurich Financial Services Group was unified under a single Swiss holding company called Zurich Financial Services, Mythenquai 2, 8002 Zurich, Switzerland. Zurich Insurance Company is an indirect wholly owned subsidiary of Zurich Financial. The transaction did not affect Zurich Insurance Company's ownership interest in Scudder or Scudder's operations.

The names and principal occupations of the principal executive officers and directors of Scudder are shown below.

DIRECTORS AND OFFICERS OF SCUDDER

Steven M. Gluckstern, 105 East 17th Street, Fourth Floor, New York, New York 10003. Chairman of the Board and Director, Scudder. Chief Executive Officer, Zurich Global Assets LLC.

Edmond D. Villani, 345 Park Avenue, New York, New York 10154. President, Chief Executive Officer and Director, Scudder. Managing Director, Scudder.

Kathryn L. Quirk, 345 Park Avenue, New York, New York 10154. General Counsel, Chief Compliance Officer, Chief Legal Officer and Secretary, Scudder. Managing Director, Scudder.

Farhan Sharaff, 345 Park Avenue, New York, New York 10154. Chief Investment Officer, Scudder. Managing Director, Scudder.

Chris C. DeMaio, 345 Park Avenue, New York, New York 10154. Treasurer, Scudder. Managing Director, Scudder.

Nicholas Bratt, 345 Park Avenue, New York, New York 10154. Corporate Vice President and Director, Scudder. Managing Director, Scudder.

Lynn S. Birdsong, 345 Park Avenue, New York, New York, 10154. Corporate Vice President and Director, Scudder. Managing Director, Scudder.

Laurence W. Cheng, 54 Thompson Street, New York, New York 10012. Director, Scudder. Chairman and Chief Executive Officer, Capital Z Management, LLC.

Martin Feinstein, 4680 Wilshire Boulevard, Los Angeles, California 90010. Director, Scudder. Chairman of the Board, President and Chief Executive Officer, Farmers Group, Inc.

Gunther Gose, Mythenquai 2, P.O. Box CH-8022, Zurich, Switzerland. Director, Scudder. Chief Financial Officer, Zurich Financial.

Appendix 3 includes information regarding each officer of each Fund who is associated with Scudder.

Certain senior executives of Scudder are expected to take positions at Deutsche Asset Management, including Edmond D. Villani, Scudder's President and Chief Executive Officer, who is expected to join the existing Deutsche Asset Management Global Executive Committee, as well as serve on the Americas leadership team. Deutsche Bank has represented that it does not anticipate that the Transaction will have any adverse effect on Scudder's ability to fulfill its obligations under the New

Investment Management Agreements or on its ability to operate its businesses in a manner consistent with its current practices.

Edmond Villani, Nicholas Bratt and Lynn Birdsong, each a director of Scudder, are parties to employment agreements with Scudder, entered into in 1997 when Scudder was acquired by Zurich Financial, which would provide each executive, if his employment is terminated by Scudder without cause or by the executive for good reason, with a severance payment equal to two times the sum of his base salary and the higher of his two most recent annual bonuses, in the case of Messrs. Villani and Bratt, and equal to the sum of his base salary and the higher of his two most recent annual bonuses, in the case of Mr. Birdsong. In addition, Messrs. Villani, Bratt and Birdsong are participants in the Zurich Scudder Investments Supplemental Employee Retirement Plan, the Zurich Scudder Investments Excess Retirement Plan, the Zurich Scudder Investments Long-Term Incentive Plan, the Zurich Scudder Investments Executive Defined Contribution Plan, the Zurich Scudder Investments Special Incentive Compensation Plan and the Zurich Scudder Investments Supplemental Profit Sharing Plan (collectively, the "Plans"). Pursuant to the terms of each of the Zurich Scudder Investments Supplemental Employee Retirement Plan, Zurich Scudder Investments Executive Defined Contribution Plan and Zurich Scudder Investments Special Incentive Compensation Plan, upon consummation of the Transaction, the respective accounts of each participant in such Plans will become fully vested to the extent that such amounts were not vested prior to the consummation of the Transaction.

Scudder also informed the Funds that as of December 31, 2001, Scudder shared power to vote and dispose of 1,634,248 shares of Deutsche Bank common stock (approximately 0.26 of 1% of the shares outstanding). All of those shares were held by various investment companies managed by Scudder. On that date, Scudder also shared power to vote and/or dispose of other securities of Deutsche Bank and its affiliates, some of which were also held by various investment companies managed by Scudder. To the extent required by the 1940 Act, prior to, or within a reasonable time after the Transaction, Scudder will dispose of the Deutsche Bank (and affiliates') securities held by various investment companies managed by Scudder, and Deutsche Bank will pay the transactional costs associated with such disposition.

                                   APPENDIX 5

                       PROPOSED PORTFOLIO MANAGER CHANGES

Below is a table that shows, as of February 4, 2002, the anticipated changes to the lead portfolio management of the Funds after the Transaction. The information contained in the table is subject to change prior to or following the close of the Transaction. Shareholders of a Fund will be notified following a change in their Fund's lead portfolio manager(s).

                                LEAD PORTFOLIO MANAGERS   LEAD PORTFOLIO MANAGERS
NAME OF FUND                        AS OF 12/31/01         AFTER THE TRANSACTION
------------                    -----------------------   -----------------------
Scudder High Income Trust         Harry E. Resis, Jr.     Andrew Cestone,
                                                          Harry E. Resis

Scudder Intermediate              Scott E. Dolan          John Dugenske
  Government Trust

Scudder Multi-Market Income       J. Patrick Beimford,    Greg Boal, Jan C. Faller
  Trust                           Jan C. Faller

Scudder Strategic Income Trust    J. Patrick Beimford,    Greg Boal, Jan C. Faller
                                  Jan C. Faller

                                   APPENDIX 6

                           FEES PAID TO SFAC AND SISC

                                                    AGGREGATE FEE      AGGREGATE FEE
NAME OF FUND                         FISCAL YEAR       TO SFAC            TO SISC
------------                         -----------    -------------      -------------
Scudder High Income Trust             11/30/01            $0              $30,973
Scudder Intermediate Government
  Trust                               12/31/01            $0              $24,000
Scudder Multi-Market Income Trust     11/30/01            $0              $33,496
Scudder Municipal Income Trust        11/30/01            $0              $41,787
Scudder Strategic Income Trust        11/30/01            $0              $22,015
Scudder Strategic Municipal Income
  Trust                               11/30/01            $0              $24,000

                                   APPENDIX 7

                     FUND MANAGEMENT FEE RATES, NET ASSETS
                         AND AGGREGATE MANAGEMENT FEES

                                                                                 AGGREGATE
                        FISCAL                            MANAGEMENT             MANAGEMENT
NAME OF FUND             YEAR      NET ASSETS              FEE RATE             FEE PAID*(+)
------------            ------     ----------             ----------            ------------
Scudder High Income
 Trust                 11/30/01   $ 172,641703   0.850% to $250 million          $1,585,165
                                                 0.750% over $250 million(1)
Scudder Intermediate
 Government Trust      12/31/01   $248,728,544   0.800% of net assets(1)         $2,008,924
Scudder Multi-Market
 Income Trust          11/30/01   $162,810,924   0.850% of net assets(1)         $1,411,523
Scudder Municipal
 Income Trust          11/30/01   $726,129,144   0.550% of net assets(1)         $3,984,357
Scudder Strategic
 Income Trust          11/30/01   $ 40,839,186   0.850% of net assets(1)         $  354,399
Scudder Strategic
 Municipal Income
 Trust                 11/30/01   $197,223,147   0.600% of net assets(1)         $1,184,882

---------------
* The aggregate management fee paid amounts are for the Fund's most recently completed fiscal year, unless otherwise noted.

+ Aggregate management fees disclosed in this table may include fees paid to successors and affiliates of Scudder.

(1) Based on average weekly net assets.

                                   APPENDIX 8

               DATES RELATING TO INVESTMENT MANAGEMENT AGREEMENTS

                                            CURRENT           NEW        TERMINATION
                            DATE OF       INVESTMENT      INVESTMENT     DATE (UNLESS
                            CURRENT       MANAGEMENT      MANAGEMENT    CONTINUED) FOR
                           INVESTMENT      AGREEMENT       AGREEMENT    NEW INVESTMENT
                           MANAGEMENT    LAST APPROVED    APPROVED BY     MANAGEMENT
NAME OF FUND               AGREEMENT    BY SHAREHOLDERS    TRUSTEES       AGREEMENT
------------               ----------   ---------------   -----------   --------------
Scudder High Income Trust    9/7/98        12/17/98         2/4/02         9/30/02
Scudder Intermediate
 Government Trust            9/7/98        12/17/98         2/4/02         9/30/02
Scudder Multi-Market
 Income Trust                9/7/98        12/17/98         2/4/02         9/30/02
Scudder Municipal Income
 Trust                       9/7/98        12/17/98         2/4/02         9/30/02
Scudder Strategic Income
 Trust                       9/7/98        12/17/98         2/4/02         9/30/02
Scudder Strategic
 Municipal Income Trust      9/7/98        12/17/98         2/4/02         9/30/02

                                   APPENDIX 9

                 FEES PAID TO INDEPENDENT AUDITORS OF THE FUNDS

                                                          FINANCIAL
                                                         INFORMATION
                                                           SYSTEMS
                                                          DESIGN AND
                                                        IMPLEMENTATION   ALL OTHER
NAME OF FUND                               AUDIT FEES        FEES         FEES(1)
------------                               ----------   --------------   ---------
Scudder High Income Trust                   $38,150           $0          $2,500
Scudder Intermediate Government Trust       $35,950           $0          $2,500
Scudder Multi-Market Income Trust           $35,450           $0          $2,500
Scudder Municipal Income Trust              $58,250           $0          $2,500
Scudder Strategic Income Trust              $39,050           $0          $2,500
Scudder Strategic Municipal Income Trust    $57,050           $0          $2,500

---------------
(1) In addition to the amounts shown in the table for the Funds, E&Y received an aggregate amount of $4,849,722, which includes $3,112,450 for audit and audit related services performed on behalf of the Funds and other funds managed by Scudder and $1,737,272 for services performed for Scudder and other related entities that provide support for the operations of the funds.

                                  APPENDIX 10

                            FUND SHARES OUTSTANDING

The table below sets forth the number of shares outstanding for each Fund as of December 31, 2001.

                                                     NUMBER OF
NAME OF FUND                                     SHARES OUTSTANDING
------------                                     ------------------
Scudder High Income Trust                            30,755,597
Scudder Intermediate Government Trust                33,996,171
Scudder Multi-Market Income Trust                    20,258,342
Scudder Municipal Income Trust                       38,832,628
Scudder Strategic Income Trust                        3,476,354
Scudder Strategic Municipal Income Trust             10,751,929

                                  APPENDIX 11

                 BENEFICIAL OWNERS OF 5% OR MORE OF FUND SHARES

                                             NUMBER
NAME OF FUND                 OWNER          OF SHARES   PERCENTAGE
------------          -------------------   ---------   ----------
Scudder Intermediate  Yale University       3,767,800     11.1%
Government Trust      Investments Office
                      230 Prospect Street
                      New Haven, CT 06511

Q. WILL THE INVESTMENT MANAGEMENT FEE RATE BE THE
   SAME UPON APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT?

A. Yes, the investment management fee rate applicable to your Fund under the new investment management agreement is the same as that currently in effect.

Q. HOW DOES MY FUND'S BOARD RECOMMEND THAT I VOTE?

A. After careful consideration, the members of your Fund's Board, including those who are not affiliated with Scudder or Deutsche Bank, unanimously recommend that you vote in favor of the new investment management agreement. The reasons for their recommendation are discussed in more detail in the enclosed Proxy Statement under "Board Approval and Recommendation" and "Board Considerations" in Proposal 2.

Q. WILL MY FUND PAY FOR THE PROXY SOLICITATION AND
   LEGAL COSTS ASSOCIATED WITH THIS TRANSACTION?

A. No, neither you nor your Fund will bear any costs associated with the proposed Transaction. Scudder has agreed to bear these costs.

Q. WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE PROXY
   CARD?

A. Because each Fund's shareholders must vote separately, you are being sent a proxy card for each Fund account that you have. Please vote on all applicable proposals shown on each proxy card that you receive.

Q. WHOM SHOULD I CALL FOR ADDITIONAL INFORMATION
   ABOUT THIS PROXY STATEMENT?

A. Please call Georgeson Shareholder Communications, your Fund's information agent, at (866) 904-6809.

- PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. -
INSTRUCTIONS FOR VOTING YOUR PROXY
Scudder Strategic Income Trust is now offering shareholders of record three alternative ways of voting their proxies:
- BY TELEPHONE
- THROUGH THE INTERNET (using a browser)
- BY MAIL (traditional method)
Your telephone, fax or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had mailed your proxy card. We encourage you to use these cost effective and convenient ways of voting.
Available only until 5:00 p.m. EST March 28, 2002.
- Call TOLL-FREE: 1-866-904-6809, Monday through Friday, 9 AM-11PM EST
- Your vote will be confirmed and cast as you directed
Available only until 5:00 p.m. EST on March 28, 2002.
- Visit the Internet voting Website at http://proxy.georgeson.com
- Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen
- You will incur only your usual Internet charges
- Simply sign and date your proxy card and return it in the postage-paid envelope
TELEPHONE VOTING
INTERNET VOTING
VOTING BY MAIL
COMPANY NUMBER CONTROL NUMBER
SCUDDER STRATEGIC INCOME TRUST JOINT ANNUAL MEETING OF SHAREHOLDERS - MARCH 28, 2002
I hereby appoint John Millette, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Joint Annual Meeting of Shareholders (the "Joint Annual Meeting") of the Fund to be held on March 28, 2002 at 4:00 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments or postponements thereof. I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Joint Annual Meeting.
This instruction may be revoked at any time prior to its exercise at the Joint Annual Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Joint Annual Meeting.
IF NOT VOTING ELECTRONICALLY, PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
NO POSTAGE REQUIRED.
Dated _____________________________________ , 2002
_________________________________________________
Signature(s) of Shareholder(s)
PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.
- PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. -
PLEASE FILL IN BOXES AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.
X YOUR VOTE IS IMPORTANT!
TO VOTE BY TOUCH-TONE PHONE OR INTERNET, SEE INSTRUCTIONS ON REVERSE SIDE.
THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSALS.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR ALL PROPOSALS.
FOR ALL
WITHHOLD ALL
FOR ALL EXCEPT
FOR AGAINST ABSTAIN
THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.
PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.
PROPOSAL 1
1. To elect Trustees to the Board of the Fund as outlined below:
(a) Mark S. Casady (b) Linda C. Coughlin (c) William F. Glavin (d) John W. Ballantine (e) Lewis A. Burnham (f) Donald L. Dunaway (g) James R. Edgar (h) Robert B. Hoffman (i) Shirley D. Peterson (j) Fred B. Renwick (k) William P. Sommers (l) John G. Weithers
TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX ABOVE AND WRITE THE NOMINEE'S NUMBER ON THE FOLLOWING LINE:
________________________________________
PROPOSAL 2
To approve a new investment management agreement for the Fund with Zurich Scudder Investments, Inc.
PROPOSAL 3
To approve a new sub-advisory agreement for the Fund between Zurich Scudder Investments, Inc. and Deutsche Asset Management Investment Services Limited PROPOSAL 4
To ratify or reject the selection of Ernst & Young LLP as the independent auditors for the Fund for the Fund's current fiscal year
- PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. -
INSTRUCTIONS FOR VOTING YOUR PROXY
Scudder Strategic Municipal Income Trust Preferred Shares is now offering shareholders of record three alternative ways of voting their proxies:
- BY TELEPHONE
- THROUGH THE INTERNET (using a browser)
- BY MAIL (traditional method)
Your telephone, fax or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had mailed your proxy card. We encourage you to use these cost effective and convenient ways of voting.
Available only until 5:00 p.m. EST March 28, 2002.
- Call TOLL-FREE: 1-866-904-6809, Monday through Friday, 9 AM-11PM EST
- Your vote will be confirmed and cast as you directed Available only until 5:00 p.m. EST on March 28, 2002.
- Visit the Internet voting Website at http://proxy.georgeson.com
- Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen
- You will incur only your usual Internet charges
- Simply sign and date your proxy card and return it in the postage-paid envelope
TELEPHONE VOTING
INTERNET VOTING
VOTING BY MAIL
COMPANY NUMBER CONTROL NUMBER
SCUDDER STRATEGIC MUNICIPAL INCOME TRUST PREFERRED SHARES JOINT ANNUAL MEETING OF SHAREHOLDERS - MARCH 28, 2002
I hereby appoint John Millette, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Joint Annual Meeting of Shareholders (the "Joint Annual Meeting") of the Fund to be held on March 28, 2002 at 4:00 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments or postponements thereof. I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Joint Annual Meeting.
This instruction may be revoked at any time prior to its exercise at the Joint Annual Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Joint Annual Meeting.
IF NOT VOTING ELECTRONICALLY, PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
NO POSTAGE REQUIRED.
Dated _____________________________________ , 2002
_________________________________________________
Signature(s) of Shareholder(s)
PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR.
WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.
- PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. -
PLEASE FILL IN BOXES AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.
X YOUR VOTE IS IMPORTANT!
TO VOTE BY TOUCH-TONE PHONE OR INTERNET, SEE INSTRUCTIONS ON REVERSE SIDE.
THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSALS.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR ALL PROPOSALS.
FOR ALL
WITHHOLD ALL
FOR ALL EXCEPT
FOR AGAINST ABSTAIN
THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.
PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.
PROPOSAL 1
1. To elect Trustees to the Board of the Fund as outlined below:
(a) Mark S. Casady (b) Linda C. Coughlin (c) William F. Glavin (d) John W. Ballantine (e) Lewis A. Burnham (f) Donald L. Dunaway (g) James R. Edgar (h) Robert B. Hoffman (i) Shirley D. Peterson (j) Fred B. Renwick (k) William P. Sommers (l) John G. Weithers
TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX ABOVE AND WRITE THE NOMINEE'S NUMBER ON THE FOLLOWING LINE:
________________________________________
PROPOSAL 2
To approve a new investment management agreement for the Fund with Zurich Scudder Investments, Inc.
PROPOSAL 4
To ratify or reject the selection of Ernst & Young LLP as the independent auditors for the Fund for the Fund's current fiscal year
- PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. -
INSTRUCTIONS FOR VOTING YOUR PROXY
Scudder Strategic Municipal Income Trust Common Shares is now offering shareholders of record three alternative ways of voting their proxies:
- BY TELEPHONE
- THROUGH THE INTERNET (using a browser)
- BY MAIL (traditional method)
Your telephone, fax or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had mailed your proxy card. We encourage you to use these cost effective and convenient ways of voting.
Available only until 5:00 p.m. EST March 28, 2002.
- Call TOLL-FREE: 1-866-904-6809, Monday through Friday, 9 AM-11PM EST
- Your vote will be confirmed and cast as you directed
Available only until 5:00 p.m. EST on March 28, 2002.
- Visit the Internet voting Website at http://proxy.georgeson.com
- Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen
- You will incur only your usual Internet charges
- Simply sign and date your proxy card and return it in the postage-paid envelope
TELEPHONE VOTING
INTERNET VOTING
VOTING BY MAIL
COMPANY NUMBER CONTROL NUMBER
SCUDDER STRATEGIC MUNICIPAL INCOME TRUST COMMON SHARES JOINT ANNUAL MEETING OF SHAREHOLDERS - MARCH 28, 2002
I hereby appoint John Millette, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Joint Annual Meeting of Shareholders (the "Joint Annual Meeting") of the Fund to be held on March 28, 2002 at 4:00 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments or postponements thereof. I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Joint Annual Meeting.
This instruction may be revoked at any time prior to its exercise at the Joint Annual Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Joint Annual Meeting.
IF NOT VOTING ELECTRONICALLY, PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
NO POSTAGE REQUIRED.
Dated _____________________________________ , 2002
_________________________________________________
Signature(s) of Shareholder(s)
PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR.
WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.
- PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. -
PLEASE FILL IN BOXES AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.
X YOUR VOTE IS IMPORTANT!
TO VOTE BY TOUCH-TONE PHONE OR INTERNET, SEE INSTRUCTIONS ON REVERSE SIDE.
THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSALS.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR ALL PROPOSALS.
FOR ALL
WITHHOLD ALL
FOR ALL EXCEPT
FOR AGAINST ABSTAIN
PROPOSAL 1
1. To elect Trustees to the Board of the Fund as outlined below:
(a) Mark S. Casady (b) Linda C. Coughlin (c) John W. Ballantine (d) Lewis A. Burnham (e) Donald L. Dunaway (f) James R. Edgar (g) Robert B. Hoffman (h) Shirley D. Peterson

(i) Fred B. Renwick (j) William P. Sommers
TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX ABOVE AND WRITE THE NOMINEE'S NUMBER ON THE FOLLOWING LINE:
________________________________________
PROPOSAL 2
To approve a new investment management agreement for the Fund with Zurich Scudder Investments, Inc.
PROPOSAL 4
To ratify or reject the selection of Ernst & Young LLP as the independent auditors for the Fund for the Fund's current fiscal year
THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.
PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

- PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. -
INSTRUCTIONS FOR VOTING YOUR PROXY
Scudder Municipal Income Trust Preferred Shares is now offering shareholders of record three alternative ways of voting their proxies:
- BY TELEPHONE
- THROUGH THE INTERNET (using a browser)
- BY MAIL (traditional method)
Your telephone, fax or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had mailed your proxy card. We encourage you to use these cost effective and convenient ways of voting.
Available only until 5:00 p.m. EST March 28, 2002.
- Call TOLL-FREE: 1-866-904-6809, Monday through Friday, 9 AM-11PM EST
- Your vote will be confirmed and cast as you directed
Available only until 5:00 p.m. EST on March 28, 2002.
- Visit the Internet voting Website at http://proxy.georgeson.com
- Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen
- You will incur only your usual Internet charges
- Simply sign and date your proxy card and return it in the postage-paid envelope
TELEPHONE VOTING
INTERNET VOTING
VOTING BY MAIL
COMPANY NUMBER CONTROL NUMBER
SCUDDER MUNICIPAL INCOME TRUST PREFERRED SHARES JOINT ANNUAL MEETING OF SHAREHOLDERS - MARCH 28, 2002
I hereby appoint John Millette, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Joint Annual Meeting of Shareholders (the "Joint Annual Meeting") of the Fund to be held on March 28, 2002 at 4:00 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments or postponements thereof. I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Joint Annual Meeting.
This instruction may be revoked at any time prior to its exercise at the Joint Annual Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Joint Annual Meeting.
IF NOT VOTING ELECTRONICALLY, PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
NO POSTAGE REQUIRED.
Dated _____________________________________ , 2002
_________________________________________________
Signature(s) of Shareholder(s)
PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR.
WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.
- PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. -
PLEASE FILL IN BOXES AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.
X YOUR VOTE IS IMPORTANT!
TO VOTE BY TOUCH-TONE PHONE OR INTERNET, SEE INSTRUCTIONS ON REVERSE SIDE.
THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSALS.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR ALL PROPOSALS.
FOR ALL
WITHHOLD ALL
FOR ALL EXCEPT
FOR AGAINST ABSTAIN
THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.
PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.
PROPOSAL 1
1. To elect Trustees to the Board of the Fund as outlined below:
(a) Mark S. Casady (b) Linda C. Coughlin (c) William F. Glavin (d) John W. Ballantine (e) Lewis A. Burnham (f) Donald L. Dunaway (g) James R. Edgar (h) Robert B. Hoffman (i) Shirley D. Peterson (j) Fred B. Renwick (k) William P. Sommers (l) John G. Weithers
TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX ABOVE AND WRITE THE NOMINEE'S NUMBER ON THE FOLLOWING LINE:
________________________________________
PROPOSAL 2
To approve a new investment management agreement for the Fund with Zurich Scudder Investments, Inc.
PROPOSAL 4
To ratify or reject the selection of Ernst & Young LLP as the independent auditors for the Fund for the Fund's current fiscal year
- PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. -
INSTRUCTIONS FOR VOTING YOUR PROXY
Scudder High Income Trust is now offering shareholders of record three alternative ways of voting their proxies:
- By Telephone
- Through the Internet (using a browser)
- By Mail (traditional method)
Your telephone, fax or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had mailed your proxy card. We encourage you to use these cost effective and convenient ways of voting.
Available only until 5:00 p.m. EST March 28, 2002.
- Call TOLL-FREE: 1-866-904-6809, Monday through Friday, 9 AM-11PM EST
- Your vote will be confirmed and cast as you directed
Available only until 5:00 p.m. EST on March 28, 2002.
- Visit the Internet voting Website at http://proxy.georgeson.com
- Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen
- You will incur only your usual Internet charges
- Simply sign and date your proxy card and return it in the postage-paid envelope
TELEPHONE VOTING
INTERNET VOTING
VOTING BY MAIL
COMPANY NUMBER CONTROL NUMBER
SCUDDER HIGH INCOME TRUST JOINT ANNUAL MEETING OF SHAREHOLDERS - MARCH 28, 2002 I hereby appoint John Millette, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Joint Annual Meeting of Shareholders (the "Joint Annual Meeting") of the Fund to be held on March 28, 2002 at 4:00 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments or postponements thereof. I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Joint Annual Meeting.
This instruction may be revoked at any time prior to its exercise at the Joint Annual Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Joint Annual Meeting.
IF NOT VOTING ELECTRONICALLY, PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
NO POSTAGE REQUIRED.
Dated _____________________________________ , 2002
_________________________________________________
Signature(s) of Shareholder(s)
PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR.
WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.
- PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. -
PLEASE FILL IN BOXES AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.
YOUR VOTE IS IMPORTANT!
TO VOTE BY TOUCH-TONE PHONE OR INTERNET, SEE INSTRUCTIONS ON REVERSE SIDE.
THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSALS.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR ALL PROPOSALS.
X
FOR ALL
WITHHOLD ALL
FOR ALL EXCEPT
FOR AGAINST ABSTAIN
THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.
PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.
PROPOSAL 1
1. To elect Trustees to the Board of the Fund as outlined below:
(a) Mark S. Casady (b) Linda C. Coughlin (c) William F. Glavin (d) John W. Ballantine (e) Lewis A. Burnham (f) Donald L. Dunaway (g) James R. Edgar (h) Robert B. Hoffman (i) Shirley D. Peterson (j) Fred B. Renwick (k) William P. Sommers (l) John G. Weithers
TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX ABOVE AND WRITE THE NOMINEE'S NUMBER ON THE FOLLOWING LINE:
________________________________________
PROPOSAL 2
To approve a new investment management agreement for the Fund with Zurich Scudder Investments, Inc.
PROPOSAL 4
To ratify or reject the selection of Ernst & Young LLP as the independent auditors for the Fund for the Fund's current fiscal year

- Please fold and detach card at perforation before mailing. -
INSTRUCTIONS FOR VOTING YOUR PROXY
Scudder Intermediate Government Trust is now offering shareholders of record three alternative ways of voting their proxies:
- By Telephone
- Through the Internet (using a browser)
- By Mail (traditional method)
Your telephone, fax or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had mailed your proxy card. We encourage you to use these cost effective and convenient ways of voting.
Available only until 5:00 p.m. EST March 28, 2002.
- Call TOLL-FREE: 1-866-904-6809, Monday through Friday, 9 AM-11PM EST
- Your vote will be confirmed and cast as you directed
Available only until 5:00 p.m. EST on March 28, 2002.
- Visit the Internet voting Website at http://proxy.georgeson.com
- Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen
- You will incur only your usual Internet charges
- Simply sign and date your proxy card and return it in the postage-paid envelope
TELEPHONE VOTING
INTERNET VOTING
VOTING BY MAIL
COMPANY NUMBER CONTROL NUMBER
SCUDDER INTERMEDIATE GOVERNMENT TRUST JOINT ANNUAL MEETING OF SHAREHOLDERS - MARCH 28, 2002
I hereby appoint John Millette, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Joint Annual Meeting of Shareholders (the "Joint Annual Meeting") of the Fund to be held on March 28, 2002 at 4:00 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments or postponements thereof. I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Joint Annual Meeting.

This instruction may be revoked at any time prior to its exercise at the Joint Annual Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Joint Annual Meeting.
IF NOT VOTING ELECTRONICALLY, PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
NO POSTAGE REQUIRED.


Dated _____________________________________ , 2002
_________________________________________________
Signature(s) of Shareholder(s)
PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR.
WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.
- Please fold and detach card at perforation before mailing. -
PLEASE FILL IN BOXES AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.
X YOUR VOTE IS IMPORTANT!
TO VOTE BY TOUCH-TONE PHONE OR INTERNET, SEE INSTRUCTIONS ON REVERSE SIDE.
THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSALS.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR ALL PROPOSALS.
FOR ALL
WITHHOLD ALL
FOR ALL EXCEPT
FOR AGAINST ABSTAIN
THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.
PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

PROPOSAL 1
1. To elect Trustees to the Board of the Fund as outlined below:
(a) Mark S. Casady (b) Linda C. Coughlin (c) William F. Glavin (d) John W. Ballantine (e) Lewis A. Burnham (f) Donald L. Dunaway (g) James R. Edgar (h) Robert B. Hoffman (i) Shirley D. Peterson (j) Fred B. Renwick (k) William P. Sommers (l) John G. Weithers
TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX ABOVE AND WRITE THE NOMINEE'S NUMBER ON THE FOLLOWING LINE:
________________________________________
PROPOSAL 2
To approve a new investment management agreement for the Fund with Zurich Scudder Investments, Inc.
PROPOSAL 4
To ratify or reject the selection of Ernst & Young LLP as the independent auditors for the Fund for the Fund's current fiscal year

- Please fold and detach card at perforation before mailing. -
INSTRUCTIONS FOR VOTING YOUR PROXY
Scudder Multi-Market Income Trust is now offering shareholders of record three alternative ways of voting their proxies:
- By Telephone
- Through the Internet (using a browser)
- By Mail (traditional method)
Your telephone, fax or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had mailed your proxy card. We encourage you to use these cost effective and convenient ways of voting.
Available only until 5:00 p.m. EST March 28, 2002.
- Call TOLL-FREE: 1-866-904-6809, Monday through Friday, 9 AM-11PM EST
- Your vote will be confirmed and cast as you directed
Available only until 5:00 p.m. EST on March 28, 2002.
- Visit the Internet voting Website at http://proxy.georgeson.com
- Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen
- You will incur only your usual Internet charges
- Simply sign and date your proxy card and return it in the postage-paid envelope
TELEPHONE VOTING
INTERNET VOTING
VOTING BY MAIL
COMPANY NUMBER CONTROL NUMBER
SCUDDER MULTI-MARKET INCOME TRUST JOINT ANNUAL MEETING OF SHAREHOLDERS - MARCH 28, 2002
I hereby appoint John Millette, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Joint Annual Meeting of Shareholders (the "Joint Annual Meeting") of the Fund to be held on March 28, 2002 at 4:00 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments or postponements thereof. I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Joint Annual Meeting.

This instruction may be revoked at any time prior to its exercise at the Joint Annual Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Joint Annual Meeting.
IF NOT VOTING ELECTRONICALLY, PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
NO POSTAGE REQUIRED.
Dated _____________________________________ , 2002
_________________________________________________
Signature(s) of Shareholder(s)
PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR.
WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.
- Please fold and detach card at perforation before mailing. -
PLEASE FILL IN BOXES AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.
YOUR VOTE IS IMPORTANT!
TO VOTE BY TOUCH-TONE PHONE OR INTERNET, SEE INSTRUCTIONS ON REVERSE SIDE.
THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSALS.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR ALL PROPOSALS.
X
FOR ALL
WITHHOLD ALL
FOR ALL EXCEPT
FOR AGAINST ABSTAIN
THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.
PROPOSAL 1
1. To elect Trustees to the Board of the Fund as outlined below:
(a) Mark S. Casady (b) Linda C. Coughlin (c) William F. Glavin (d) John W. Ballantine (e) Lewis A. Burnham (f) Donald L. Dunaway (g) James R. Edgar (h) Robert B. Hoffman (i) Shirley D. Peterson (j) Fred B. Renwick (k) William P. Sommers (l) John G. Weithers
TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX ABOVE AND WRITE THE NOMINEE'S NUMBER ON THE FOLLOWING LINE:
________________________________________
PROPOSAL 2
To approve a new investment management agreement for the Fund with Zurich Scudder Investments, Inc.
PROPOSAL 3
To approve a new sub-advisory agreement for the Fund between Zurich Scudder Investments, Inc. and Deutsche Asset Management Investment Services Limited PROPOSAL 4
To ratify or reject the selection of Ernst & Young LLP as the independent auditors for the Fund for the Fund's current fiscal year
- Please fold and detach card at perforation before mailing. -
INSTRUCTIONS FOR VOTING YOUR PROXY
Scudder Municipal Income Trust Common Shares is now offering shareholders of record three alternative ways of voting their proxies:
- By Telephone
- Through the Internet (using a browser)
- By Mail (traditional method)
Your telephone, fax or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had mailed your proxy card. We encourage you to use these cost effective and convenient ways of voting.
Available only until 5:00 p.m. EST March 28, 2002.
- Call TOLL-FREE: 1-866-904-6809, Monday through Friday, 9 AM-11PM EST
- Your vote will be confirmed and cast as you directed
Available only until 5:00 p.m. EST on March 28, 2002.
- Visit the Internet voting Website at http://proxy.georgeson.com
- Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen
- You will incur only your usual Internet charges
- Simply sign and date your proxy card and return it in the postage-paid envelope
TELEPHONE VOTING
INTERNET VOTING
VOTING BY MAIL
COMPANY NUMBER CONTROL NUMBER
SCUDDER MUNICIPAL INCOME TRUST COMMON SHARES JOINT ANNUAL MEETING OF SHAREHOLDERS - MARCH 28, 2002
I hereby appoint John Millette, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Joint Annual Meeting of Shareholders (the "Joint Annual Meeting") of the Fund to be held on March 28, 2002 at 4:00 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments or postponements thereof. I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Joint Annual Meeting.
This instruction may be revoked at any time prior to its exercise at the Joint Annual Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Joint Annual Meeting.
IF NOT VOTING ELECTRONICALLY, PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
NO POSTAGE REQUIRED.
Dated _____________________________________ , 2002
_________________________________________________
Signature(s) of Shareholder(s)
PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR.
WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.
- Please fold and detach card at perforation before mailing. -
PLEASE FILL IN BOXES AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.
X YOUR VOTE IS IMPORTANT!
TO VOTE BY TOUCH-TONE PHONE OR INTERNET, SEE INSTRUCTIONS ON REVERSE SIDE.
THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSALS.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR ALL PROPOSALS.
FOR ALL
WITHHOLD ALL
FOR ALL EXCEPT
FOR AGAINST ABSTAIN
THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.
PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.
PROPOSAL 1
1. To elect Trustees to the Board of the Fund as outlined below:
(a) Mark S. Casady (b) Linda C. Coughlin (c) John W. Ballantine (d) Lewis A. Burnham (e) Donald L. Dunaway (f) James R. Edgar (g) Robert B. Hoffman (h) Shirley D. Peterson (i) Fred B. Renwick (j) William P. Sommers
TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX ABOVE AND WRITE THE NOMINEE'S NUMBER ON THE FOLLOWING LINE:
________________________________________
PROPOSAL 2
To approve a new investment management agreement for the Fund with Zurich Scudder Investments, Inc.
PROPOSAL 4
To ratify or reject the selection of Ernst & Young LLP as the independent auditors for the Fund for the Fund's current fiscal year